united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, Ohio 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code:(513) 661-3100

Date of fiscal year end:12/31

Date of reporting period:12/31/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual
Report

December 31, 2015

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2015

Letter from the Fund President
December 31, 2015

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2015 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2015 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

After a dismal third quarter, stocks bounced nicely in the fourth quarter to bring the market close to where it began the year. The S&P 500 Index fell on a price-only basis, but finished 2015 with a positive total return of 1.4% including dividends. Despite the meager return, U.S. large cap stocks was one of the highest-performing asset classes for the third year in a row, outperforming mid cap, small cap, and international stocks, and taxable bonds.

The index may have finished right where it began the year, but the road was bumpy. When stocks peaked in May, the index had gained 4.3% year-to-date. It then fell almost 12% before bottoming on August 25th, marking the first correction of 10% in over 4 years. A strong October brought the index back into positive territory, but just barely.

Stock-specific performance varied widely based on several factors. The market favored growth over value, as stocks of companies with better earnings growth projections outperformed the market, despite their higher valuations. In addition, dividend-paying companies were out of favor relative to stocks with low or no dividend payouts. Also at work was a bias toward momentum stocks – meaning stocks that had been performing well continued to move higher, again regardless of valuation.

A handful of large, high-profile companies accounted for a significant portion of the S&P 500 Index gain this year. Meanwhile, a majority of stocks within the index posted negative performance. The index is weighted by market capitalization, which means that the larger companies have an outsized impact on the overall index performance. In 2015 the index overall posted a positive total return even though most index components were negative. Outside of the top 20 performers, the average stock declined 3.7%.

In all, the lackluster performance of the broad market came as a result of slow economic growth and weaker earnings and revenues from the corporate sector. While economic growth has been relatively slow, the current recovery rolls on and is one of the longest in U.S. history. Unfortunately, the drag created by the strong dollar and the weak manufacturing sector is preventing more robust, wide-spread strength. Earnings have declined from earlier in the year, thanks in large part to large declines in commodity-related industries. S&P 500 Index earnings are expected to come in lower than 2014. Excluding the energy sector, however, earnings are expected to be higher compared to 2014. Still, the slowdown in earnings is a headwind to the stock market moving forward.

The Federal Reserve (Fed) kept markets guessing throughout the year regarding the timing of its initial rate hike, but finally pulled the trigger at its December meeting by raising the Fed Funds rate from the previous range of 0.0% to 0.25% to a range of 0.25% to 0.50%. Acknowledging that slack remains in the economy and that inflation pressure is relatively low, the Fed determined that the labor market has healed enough to warrant taking the first step. For all the noise, the rate hike had little impact on the market initially. Investors are more interested in how far and how fast the Fed will move going forward. The Fed's projections seem to indicate about 1% of total rate hikes in 2016, but the market seems to doubt it will move that quickly (as indicated by Fed Funds Futures).

Despite the move, the Fed and global central banks in general are still very accommodative, and this first hike is hardly a move to “tighten.” Rather, it represents one baby step in the direction of the removal of historic levels of stimulus designed to enable the economy to stand on its own. The Fed continues to maintain its balance sheet at very high levels in an effort to hold rates lower and increase liquidity. Finally, given the data-dependent strategy, it’s possible the Fed would lower rates back to zero if the economy sputters.

Higher interest rates don’t necessarily spell doom for stocks or bonds. Historically, stocks have continued to move higher in the wake of the Fed’s initial move to raise rates. Every cycle is different, but typically the Fed is tightening policy as the economy strengthens, and the market continues to move higher until the economy appears to slow (or an unexpected shock occurs). And if the path of rate increases is slow and steady, bonds could potentially continue to post positive returns along the way. Additionally, increasing rates lead to higher total return potential for bonds in the long term.

With the initial rate hike now in the past, the focus has shifted to the pace and extent of interest rate increases, and the progress of the U.S. and global economy. While there are a few bright spots overseas, in general the global economy is struggling to gain momentum. Turmoil abroad, especially in China, has restrained stronger growth. China’s economic slowdown, currency devaluation, and ongoing transition to a consumer economy have created ripples around the world.

Letter from the Fund President
December 31, 2015

In the long run, higher interest rates should be beneficial and restore balance to the economy and financial markets, but the process could be bumpy. The earnings slowdown and higher stock valuations are additional headwinds to the stock market. The choppy, modest performance of 2015 could spill over into the new year, making a stream of income from dividends an attractive support. Diversification can create mixed results in the short-run, and over the past several years that has been the case. However, it remains a critical component of investing success over the long term.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Wishing you and yours a blessed new year,

Jason O. Jackman, CFA, President

JOHNSON EQUITY INCOME FUND
Performance Review – December 31, 2015

For the year, the Johnson Equity Income Fund declined -6.56%. The Fund lagged the Standard & Poors 500 Index (S&P 500) return of 1.38%.

Sector allocations and stock selection both made negative contributions to relative performance during the year with stock selection accounting for approximately ninety-percent of the underperformance. Stock selection made negative contributions in six out of the eight sectors to which the Fund had allocations, with the largest negative contributions in the Consumer Discretion, Information Technology, and Industrials sectors. These three sectors accounted for nearly all of the negative attribution from security selection. Nordstrom, Qualcomm, Union Pacific and Norfolk Southern all declined greater than 20% during the year. V.F. Corp. and Western Digital were two new stock purchases in the portfolio that were notable laggards as well. Stock selection in the Financials sector contributed most positively, driven by insurance providers PartnerRe, ACE and RenaissanceRe.

The Energy sector continued its poor performance from the end of 2014, impacted by the continued fall in crude oil prices which declined 45% in 2015. The Fund’s overweight in the sector continued to be a detriment to the portfolio. Excluding the Energy sector, the allocations in the remaining nine sectors provided an overall positive contribution. The combination of stock selection and sector allocation in the Consumer Discretion, Industrials, Energy, and Information Technology sectors contributed most negatively to the Fund’s performance.

Broader style headwinds were the major factor during the year as stocks with the strongest prior 52-week price momentum, strongest earnings growth, and lowest dividend yields significantly outperformed stocks with more attractive valuations and that paid dividends. Our valuation and dividend income discipline resulted in tilting the portfolio too much toward more cyclical industries and stocks over the last couple of years, which proved to be a major headwind to the portfolio’s performance during the year as concerns increased regarding slowing global economic growth. Investors seemed to disregard valuation in favor of stocks exhibiting high growth characteristics despite lofty valuations in most cases. Very narrow market leadership was another characteristic of the market. To illustrate this we note a few statistics – four notable strong performing stocks during the year were Facebook, Amazon.com, Netflix, and Google. These four stocks had a market-cap weighted average gain of 61% and a price-to-earnings ratio of 60x. By comparison, the equal-weighted price return of the remaining 496 stocks in the S&P 500 was -4.80%.

Average Annual Total Returns as of December 31, 2015
	Equity Income Fund	S&P 500 Index
One Year	-6.56%	1.38%
Three Years	9.69%	15.13%
Five Years	9.35%	12.57%
Ten Years	6.95%	7.31%

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – December 31, 2015

For the year the Johnson Growth Fund Fund returned -5.65%. The Standard and Poors 500 Index (S&P 500), which is the benchmark for the Fund, gained 1.38% for the year. The positive return for the market was primarily driven by a very narrow group of stocks. The FANG stocks-Facebook, Amazon, Netflix and Google-gained a cap-weighted 60.7% for the year. The cap-weighted return for the 496 other members of the S&P 500 was -4.80%. In addition, 42% of stocks in the S&P 500 were down more than 20% from their 52 week highs. Needless to say, gains for the year were difficult to achieve.

The Fund’s weak relative performance was driven by stock selection. On a relative basis, we outperformed only in Energy, which was the worst performing sector in the market as oil prices approached levels not seen since 2003 – 2004. Chevron and Schlumberger performed relatively well given the weakness in the sector. Many holdings in technology also did well, as Facebook, Red Hat and the two share classes of Google (Alphabet) were four of the top five contributors of positive performance. Other top contributors of positive performance were Western Alliance Bancorp, Walt Disney, JM Smucker, Actavis and Priceline.

The worst performing sector relative to the S&P 500 was Consumer Discretionary. The health of the consumer remains strong. However, trends in buying habits and brand perception both play a large part in consumer behavior, which was evident by the weak performance of Michael Kors and Nordstrom. Polaris Industries, which was impacted primarily by unseasonably warm weather hurting demand for snowmobiles, also performed poorly. Our holdings in the Industrial sector underperformed, as the continued weakness in oil prices, the strength of the dollar and concerns about general economic growth affected returns. Union Pacific, Fluor, Dover and Emerson Electric all performed poorly. Poor relative returns of our Health Care holdings were driven primarily by Biogen, where concerns arose about slowdowns in their drugs for Multiple Sclerosis. Finally, our picks in Consumer Staples were also a performance drag. These names included The Fresh Market, Procter and Gamble and Treehouse Foods.

The Fund has its largest overweight position in the Technology sector. We would expect to remain overweight here given the solid growth opportunities we are finding in that sector. The largest underweight position is in the Health Care sector, as high valuation has limited investment opportunities. The Fund has no weight in the Telecommunications, Materials and Utility sectors.

Average Annual Total Returns As of December 31, 2015
	Growth Fund	S&P 500 Index
One Year	-5.65%	1.38%
Three Years	11.51%	15.13%
Five Years	8.80%	12.57%
Ten Years	5.19%	7.31%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 1.01%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – December 31, 2015

The Johnson Opportunity Fund had a net total return of -2.39% in 2015, outperforming the Russell 2500 Index’s -2.90% return. Perhaps the most significant market news during the year was a persistent plunge in the price of crude oil, which fell below $40 per barrel for the first time since the depths of the 2008 – 2009 financial crisis. This fall not only negatively impacted stocks in the Energy sector, but also had challenging business ramifications for companies in a broad range of related manufacturing sectors. The three worst performing sectors in the index were Energy, Materials, and Industrials, and the Fund was overweight in these Value sectors. Even so, stock selection more than offset the poor sector positioning, and the Fund’s emphasis on investing in quality stocks with productive capital allocation, financial strength, and high earnings quality was rewarded during the year.

Many of the Fund’s best performers were growth stocks, a category that outperformed its value counterpart by a wide margin. Cynosure, a fast-growing maker of aesthetic treatment devices, was the Fund’s top contributor, gaining 40% from its point of purchase. The steady growth Health Care sector led the market and security selection was additive to returns including United Therapeutics, the Fund’s lone biotechnology holding and Natus Medical, a well-regarded provider of newborn care products and technologies. Other Fund winners included the stocks of Helen of Troy Ltd., Western Alliance Bancorporation, Red Hat, and IPG Photonics.

The Fund’s biggest return detractor was PRA Group Inc., a purchaser and collector of credit card receivables. Its stock price weakened due to lower purchase volumes and regulatory concerns in the area of debt collection practices. Commodity prices remained under pressure, which weighed on Fund holdings such as Boise Cascade, a wood & building materials company, and Circor International, a manufacturer of flow control products & valves that serves customers in the struggling oil & gas industry. Also, many consumer discretionary companies with growing competitive pressures saw stock price declines during the year, including Polaris Industries, The Fresh Market, Nordstrom, and Michael Kors.

In 2015, investors crowded into stocks that exhibited growth characteristics. As a group, these companies were relatively immune to falling oil prices and had less exposure to a slowdown in emerging markets. Biotechnology stocks and internet-related Technology stocks were strong, headline-grabbing performers, but are often the types of stocks that don’t meet our criteria of high quality and attractive valuation. But even with those style headwinds, the Fund was still able to outperform with good stock picking. With a strong correction underway as the calendar turns to 2016, the Fund’s emphasis on quality should be beneficial to relative performance as investors give more scrutiny to business cycle and valuation risks. The Fund remains focused on buying quality companies at low valuations, which is a strategy better aligned for consistent results within a long-term investment philosophy.

Average Annual Total Returns as of December 31, 2015
	Opportunity Fund	Russell 2500 Index*
One Year	-2.39%	-2.90%
Three Year	13.23%	12.46%
Five Years	8.77%	10.32%
Ten Years	6.41%	7.56%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The Russell 2500 Index is the established benchmark. A shareholder cannot invest directly in the Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – December 31, 2015

The Johnson Realty Fund posted a rate of return of 2.75% for the year ending December 31, 2015 compared to a return of 2.54% for the Standard and Poors US REIT Index (S&P US REIT).

REITs, while experiencing very modest levels of return, were one of the best performing asset class in 2015. They outperformed the broader equity market, as defined by the Standard and Poors 500 Index, which was up 1.38%. The primary driver of return was a continuation of the low interest rate environment. This may be short lived as the Federal Reserve increased interest rates and have forecasted additional rate increases for 2016. This does signal that the overall domestic economy is on a steady path of recovery and that there would be some potential for inflation. Many hold real assets and in particular real estate to protect against inflation.

In our June 30, 2015 semi-annual update, we discussed why REITs have been beneficiaries of the low interest environment. This environment persisted throughout 2015, with rates ending the year just slightly higher in 2015. There were a couple of false starts, when rates started to rise, only to see them fall again when the global economy experienced some slowdown. REITs did experience some negative volatility in those periods of rate rise. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past many years. The Federal Reserve has indicated that their outlook for 2016 will remain data dependent, but with where the level of employment is currently, they anticipate that there will be potentially additional increases in short term rates in 2016.

The Fund experienced modestly better performance than the S&P US REIT index. Overall property type allocation was fairly neutral. Our slight overweight in Apartments and underweight in HealthCare and Lodging were offset by a small underweight position Self-Storage. Apartments was a strong returning property type, up 17%, with Self-Storage up even more at over 40%. Lodging & Resorts fared the worst, down over 24% followed by Health Care down 7.25%.

Overall security selection was a slight positive as our concentration on the larger, more stable names benefitted the portfolio. The largest REITs experienced a return of 4.40%, as measured by the largest 50 REITs in the FTSE Real Estate Index.

REITs continue to possess lower correlation relative to other asset classes, which should continue to portfolio diversification benefits. We would expect as interest rates rise, making other yield oriented assets classes more attractive, it may pressure returns in REITs. While initially higher interest rates are indicative of a better economy, longer term the increase in the cost of capital of REITS makes them less attractive. The Fund’s philosophy is to remain fully invested. We will continue to focus on high quality companies possessing better balance sheet which are in a better position to maintain or increase dividends in the future. We believe that the Realty Fund’s diversified approach to the real estate market will provide investors with asset class like returns.

Average Annual Total Returns as of December 31, 2015
	Realty Fund	S&P US REIT Index
One Year	2.75%	2.54%
Three Years	10.26%	11.00%
Five Years	10.84%	11.85%
Ten Years	5.80%	7.29%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the S&P US REIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P US REIT Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – December 31, 2015

The Johnson International Fund had a total net return of -6.38% in 2015, underperforming the MSCI ACWI ex-US Index’s -5.66% return.

Emerging markets struggled materially as falling commodity prices suggested oversupply and weaker economic demand in key growth markets. Brazil’s market fell 12.5% and China’s dropped 7.7%, sounding an alarm for companies that have relied on those regions for growth. However, the Fund was successful with security selection in the commodity-producing Energy and Materials sectors, helping to offset some of the price decline in the market’s two worst performing sectors.

Developed European markets performed better as central banks in that continent pursued accommodative monetary policy, however, much of that benefit to the U.S. investor was erased in currency translation, as the U.S. Dollar appreciated strongly versus the Euro and most other currencies. Europe represents nearly half of the Fund’s allocation.

The Fund’s underperformance was mostly from security selection. The Fund’s two worst performers were Banco Bradesco, a Brazilian bank, and Petrochina, a Chinese oil company, both heavily influenced by global economic trends and their local market struggles. International auto sales were another emerging soft patch, leading to earnings declines and stock price corrections at Tata Motor Ltd. (India) and Magna International (Canada). Also, the Industrials sector was the Fund’s largest negative contributor with an underweight position and poor security selection detracting from performance.

A style preference for growth was evident throughout the year, and with a tepid global economic outlook, investors strongly favored stocks that relied less heavily on the production economy for earnings. Fund overweights in traditional growth sectors such as Health Care and Technology sectors were additive to relative performance. The steady growth Health Care sector led international markets for the second consecutive year, and the Fund’s largest performance contributor was Novo Nordisk A/S, a Danish pharmaceutical company marketing diabetes treatments.

Japan was the strongest major global stock market in 2015, gaining about 10%. Some of the Fund’s top contributors include Japanese stocks such as KDDI Corp., Tokio Marine Holdings, Nippon Telegraph and Telephone, Nitto Denko Corp., and Mitsubishi UFJ Financial. Japan is both the Fund’s largest country exposure and the Index’s largest country weight.

Foreign countries account for roughly three-fourths of global GDP, but only half of global market capitalization, and those share exposures should converge more over time as capital markets develop and investors seek a wider set of opportunities. The Fund has captured this trend through a diverse portfolio of foreign stocks with broad sector and country exposures, and the Johnson International Fund should continue to offer attractive investment attributes for long-term investors.

Average Annual Total Returns as of December 31, 2015
	International Fund	MSCI ACWI ex US Index
One Year	-6.38%	-5.66%
Three Years	2.04%	1.50%
Five Years	1.16%	1.06%
Since Inception*	8.03%	8.33%

Asset Allocation by Country as of December 31, 2015
United Kingdom	15.61%	Denmark	3.29%
Switzerland	13.26%	India	2.95%
Canada	10.51%	Japan	2.73%
Germany	10.25%	Ireland	2.58%
France	6.82%	Mexico	2.27%
Netherlands	5.50%	Brazil	2.17%
Australia	5.36%	Singapore	1.93%
Israel	5.22%	Indonesia	1.13%
China	3.92%	Hong Kong	1.03%
Belgium	3.47%

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 1.00%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. A shareholder cannot invest directly in the MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – December 31, 2015

The Johnson Fixed Income Fund provided a total return of 0.32% for 2015, compared to a 0.55% return for the Barclays Capital Aggregate Index. The Federal Reserve’s (Fed) decision to tighten its benchmark policy rate pressured short maturity US rates higher in 2015, despite concerns over global economic growth and falling energy prices.

Bond yields began the year at somewhat low levels, and the Fund shortened its duration in response. The yield curve began 2015 at relatively flat levels, but normalized during the first half of the year. During the second half of the year, longer maturity bond yields rose less than shorter maturity yields, resulting in a flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the relative performance versus the benchmark.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with financials widening less than industrials and utilities. Energy related industrial credits widened further, as the price of oil fell throughout the year. During the year, high quality credits outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the US has been stable, but pockets of weakness emerged throughout the year. A strong U.S. Dollar and falling energy prices have held back manufacturing, but the consumer continues to gain momentum. Steadily rising wages and solid employment gains should support this trend. Stabilization of energy prices or global economic growth may lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration below that of its benchmark and added securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. With inflation expectations extremely low due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from oil stabilization along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on intermediate bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2015
	Fixed Income Fund	Barclays Capital Aggregate Index
One Year	0.32%	0.55%
Three Years	1.41%	1.44%
Five Years	3.12%	3.25%
Ten Years	4.41%	4.51%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 0.85%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – December 31, 2015

The Johnson Municipal Income Fund provided a total return of 2.34% during 2015 compared to 2.41% for the Barclays Capital 5-Year General Obligation Municipal Index. Gradually improving US economic conditions allowed the Federal Reserve to raise interest rates for the first time since 2006.

During 2015, municipal yields rose on shorter maturities, but fell on intermediate and longer maturities, leading to the Fund’s positive return which was similar to the Fund’s benchmark. The Fund’s emphasis on higher yielding and longer duration securities was additive to performance, particularly during the second half of the year, while the Fund’s shorter duration securities detracted modestly from performance. The Fund’s laddered maturity structure aided performance overall as the municipal yield curve flattened with yields on the longest maturity bonds falling the most. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a more diverse laddered maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities was strong during most of 2015 as issuers took advantage of low interest rates to refinance outstanding debt obligations. This countered a trend of low supply that caused the market to shrink by about $100 billion to $3.6 trillion from 2010 to 2014. Demand for municipal securities was solid as well, particularly during the second half of the year, helping tax-exempt debt outperform the taxable fixed income markets. Defaults in the municipal sector remained low on an absolute basis despite headlines surrounding fiscal challenges in Chicago and Puerto Rico. Tax revenues for many municipalities continue to show improvement, with the majority of states and local governments reporting increased revenue from income, sales, and property tax collections. However, we continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Approximately 68% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 29% of its assets in states other than Ohio.

Looking forward into 2016, we expect the market will continue to focus on the Federal Reserve, placing a heavy emphasis on the expected pace of additional hikes in interest rates. Growth in the US has likely generated enough positive momentum to allow the Federal Reserve to continue the slow normalization process after several years of emergency policy measures following the financial crisis, though pockets of weakness remain. Current expectations center around a very gradual move high in interest rates which is likely to lead to muted returns from the municipal market in 2016. However, higher marginal tax rates should keep the municipal interest exemption in demand, and, while interest rates are poised to increase, municipals have historically outperformed other bond market alternatives during similar periods.

Average Annual Total Returns as of December 31, 2015
	Municipal Income Fund	Barclays 5 Year G.O. Muni Bond Index
One Year	2.34%	2.41%
Three Years	2.04%	1.96%
Five Years	3.46%	3.01%
Ten Years	3.70%	3.98%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 0.66%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. A shareholder cannot invest directly in the Barclays Capital 5 Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of December 31, 2015

Common Stocks	Shares	Fair Value
Comcast Corp.	81,500	$4,599,045
Nordstrom Inc.	76,550	3,812,956
TJX Companies	38,300	2,715,853
VF Corp.	44,100	2,745,225
10.5% – Total For Consumer Discretionary		$13,873,079
Coca Cola Co.	62,620	2,690,155
CVS Health Corp.	45,155	4,414,804
Hershey Foods Corp.	50,600	4,517,062
JM Smucker Co.	22,000	2,713,480
Nestle SA – ADR	72,100	5,365,682
Procter & Gamble Co.	33,990	2,699,146
Unilever PLC	63,800	2,751,056
19.0% – Total For Consumer Staples		$25,151,385
Chevron Corp.	45,335	4,078,337
ConocoPhillips	77,200	3,604,468
Royal Dutch Shell PLC, Class B ADR	92,500	4,258,700
Schlumberger Ltd.	35,150	2,451,712
10.9% – Total For Energy		$14,393,217
Ace LTD.	36,725	4,291,316
Everbank Financial Corp.	141,100	2,254,778
Iberiabank Corp	72,500	3,992,575
Invesco Ltd.	125,535	4,202,912
Marsh & McLennan Companies Inc.	56,800	3,149,560
RenaissanceRE Holdings Ltd.	23,900	2,705,241
15.6% – Total For Financial Services		$20,596,382
Abbott Laboratories	92,100	4,136,211
Owens & Minor Inc. Holding Company	112,500	4,047,750
Zimmer Biomet Holdings	41,100	4,216,449
9.4% – Total For Health Care		$12,400,410
Danaher Corp.	36,900	3,427,272
Emerson Electric Co.	49,950	2,389,109
Norfolk Southern Corp.	34,200	2,892,978
Union Pacific Corp.	49,400	3,863,080
W.W. Grainger Inc.	12,800	2,593,152
11.5% – Total For Industrials		$15,165,591
Accenture PLC	26,120	2,729,540
Apple Inc.	38,260	4,027,248
Cisco Systems Inc.	151,200	4,105,836
Linear Technology Corp.	62,850	2,669,239
Microsoft Corp.	56,275	3,122,137
Oracle Corp.	102,000	3,726,060
Qualcomm Inc.	44,130	2,205,838
SAP SE ADR	35,700	2,823,870

Common Stocks	Shares	Fair Value
Western Digital Corp.	31,850	$1,912,593
20.7% – Total For Information Technology		$27,322,361
AT&T Inc.	78,640	2,706,002
2.0% – Total For Telecommunication Services		$2,706,002
Total Common Stocks 99.6%		$131,608,427
(Identified Cost $118,862,260)
Cash Equivalents
First American Government Obligation Fund, Class Z**	676,434	676,434
Total Cash Equivalents 0.5%		$676,434
(Identified Cost $676,434)
Total Portfolio Value 100.1%		$132,284,861
(Identified Cost $119,538,694)
Liabilities in Excess of Other Assets -0.1%		$(90,395)
Total Net Assets 100.0%		$132,194,466
**	Variable Rate Security; as of December 31, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of December 31, 2015

Common Stocks	Shares	Fair Value
Nordstrom Inc.	14,300	$712,283
Polaris Industries Inc.	7,650	657,518
Priceline.com Inc.*	760	968,962
TJX Companies	13,700	971,467
Walt Disney Co.	13,800	1,450,104
10.2% – Total For Consumer Discretionary		$4,760,334
CVS Health Corp.	13,770	1,346,293
Hershey Company	10,445	932,425
Nestle SA – ADR	14,000	1,041,880
Procter & Gamble Co.	11,700	929,097
Treehouse Foods Inc.*	8,000	627,680
10.4% – Total For Consumer Staples		$4,877,375
Chevron Corp.	10,370	932,885
Continental Resources Inc.*	9,400	216,012
EOG Resources Inc.	17,340	1,227,499
Schlumberger Ltd.	18,005	1,255,849
7.8% – Total For Energy		$3,632,245
IShares Core S&P 500 Index Fund	4,333	887,702
IShares Russell 1000 Index Fund	7,872	891,976
3.8% – Total For Exchange Traded Funds		$1,779,678
Ace Ltd.	9,800	1,145,130
Axis Capital Holdings Ltd.	20,650	1,160,943
Everbank Financial Corp.	49,400	789,412
Iberiabank Corp.	15,810	870,657
Invesco Ltd.	27,500	920,700
PRA Group Inc.*	20,835	722,766
Western Alliance Bancorp.*	27,875	999,597
14.2% – Total For Financial Services		$6,609,205
Allergan PLC*	3,100	968,750
Analogic Corp.	12,050	995,330
Biogen Inc.*	4,760	1,458,226
Mednax Inc.*	12,200	874,252
9.2% – Total For Health Care		$4,296,558
3M Co.	6,540	985,186
Danaher Corp.	17,900	1,662,552
Fluor Corp.	10,025	473,380
Proto Labs Inc.*	8,100	515,889
Union Pacific Corp.	16,500	1,290,300
10.6% – Total For Industrials		$4,927,307
Alphabet Inc. – Class A*	920	715,769
Alphabet Inc. – Class C*	2,035	1,544,321
Apple Inc.	16,560	1,743,106
Avago Technologies Ltd.	7,575	1,099,511

Common Stocks	Shares	Fair Value
Cognizant Technology Solutions Corp.*	15,620	$937,512
EMC Corp.	34,550	887,244
Facebook Inc.*	11,000	1,151,260
FEI Co.	6,700	534,593
Fortinet Inc.*	12,670	394,924
IPG Photonics Corp.*	5,700	508,212
Oracle Corp.	38,200	1,395,446
Qualcomm Inc.	14,000	699,790
Red Hat Inc.*	12,130	1,004,485
Ruckus Wireless Inc.*	44,000	471,240
SAP SE ADR	11,800	933,380
Ultimate Software Group Inc.*	3,575	698,948
31.5% – Total For Information Technology		$14,719,741
Total Common Stocks 97.7%		$45,602,443
(Identified Cost $37,712,814)
Cash Equivalents
First American Government Obligation Fund, Class Z**	1,091,491	1,091,491
Total Cash Equivalents 2.3%		$1,091,491
(Identified Cost $1,091,491)
Total Portfolio Value 100.0%		$46,693,934
(Identified Cost $38,804,305)
Liabilities in Excess of Other Assets 0.0%		$(19,463)
Total Net Assets 100.0%		$46,674,471
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2015

Common Stocks	Shares	Fair Value
Advance Auto Parts Inc.	2,800	$421,428
AMC Networks Inc.*	7,600	567,568
Foot Locker Inc.	6,000	390,540
Gentex Corp.	33,600	537,936
LKQ*	15,800	468,154
Michael Kors Holdings Ltd.*	4,300	172,258
Polaris Industries Inc.	3,300	283,635
Steven Madden Ltd.*	18,600	562,092
Thor Industries Inc.	10,700	600,805
Winmark Corp.	4,500	418,545
11.7% – Total For Consumer Discretionary		$4,422,961
Casey's General Stores Inc.	5,000	602,250
Church & Dwight Co. Inc.	4,000	339,520
Energizer Holdings Inc.	8,500	289,510
Ingredion Inc.	3,600	345,024
WD-40 Co.	6,400	631,360
5.8% – Total For Consumer Staples		$2,207,664
Helmerich & Payne Inc.	6,000	321,300
Oceaneering International	4,400	165,088
US Silica Holdings Inc.	6,500	121,745
1.6% – Total For Energy		$608,133
Argo Group International Holdings Ltd.	9,240	552,922
Assurant Inc.	6,000	483,240
Axis Capital Holdings Ltd.	14,500	815,190
Berkshire Hills Bancorp Inc.	22,000	640,420
Everest RE Group LTD	3,200	585,888
Fidelity National Financial Inc.	11,500	398,705
German America Bancorp Inc.	20,000	666,400
Home Bancshares Inc.	11,000	445,720
Lakeland Bancorp Inc.	50,000	589,500
Morningstar Inc.	6,500	522,665
PRA Group Inc.*	10,000	346,900
Reinsurance Group of America	4,500	384,975
RenaissanceRE Holdings Ltd.	6,000	679,140
Wesbanco Inc.	12,700	381,254
Western Alliance Bancorp.*	13,000	466,180
21.1% – Total For Financial Services		$7,959,099
Analogic Corp.	6,700	553,420
Cynosure Inc.*	18,000	804,060
Greatbatch Inc.*	10,000	525,000
Mednax Inc.*	10,000	716,600
Natus Medical Inc.*	13,000	624,650
Owens & Minor Inc. Holding Co.	17,800	640,444

Common Stocks	Shares	Fair Value
United Therapeutics Corp.*	5,300	$830,033
Universal Health Services Inc.	4,000	477,960
VCA Inc.*	7,300	401,500
14.8% – Total For Health Care		$5,573,667
Alamo Group Inc.	15,000	781,500
Copa Holdings SA	2,200	106,172
Cubic Corp.	12,500	590,625
Deluxe Corp.	11,100	605,394
Dover Corp.	8,000	490,480
Essendant Inc.	12,400	403,124
Fluor Corp.	14,000	661,080
Generac Holdings Inc.*	7,000	208,390
Hillenbrand Inc.	18,000	533,340
HNI Corp.	11,700	421,902
Lincoln Electric	4,600	238,694
Old Dominion Freight*	6,300	372,141
Pentair PLC	9,000	445,770
Proto Labs Inc.*	8,000	509,520
Snap-On Tools Corp.	3,100	531,433
Watsco Inc.	2,900	339,677
19.2% – Total For Industrials		$7,239,242
Amdocs Ltd.	7,300	398,361
Brocade Communications Systems Inc.	59,300	544,374
FEI Co.	5,300	422,887
Flir Systems Inc.	9,800	275,086
IPG Photonics Corp.*	7,000	624,120
Neustar Inc.*	14,600	349,962
PC Connection Inc.	27,000	611,280
Red Hat Inc.*	6,600	546,546
Ultimate Software Group*	1,700	332,367
Ubiquiti Networks Inc.*	13,700	434,153
12.0% – Total For Information Technology		$4,539,136
Aptargroup Inc.	8,500	617,525
Avery Dennison Corp.	9,700	607,802
Boise Cascade Co.*	18,000	459,540
Packaging Corp. of America	8,000	504,400
Valspar Corp.	6,700	555,765
Westlake Chemical Corp.	6,000	325,920
8.1% – Total For Materials		$3,070,952
UGI Corp.	10,800	364,608
1.0% – Total For Utilities		$364,608
Total Common Stocks 95.3%		$35,985,462
(Identified Cost $31,779,881)

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of December 31, 2015

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Apartment Investment & Mangement Co.	14,000	$560,420
Lexington Realty Trust	53,000	424,000
Realty Income Corp.	12,000	619,560
Total REITs 4.2%		$1,603,980
(Identified Cost $1,573,553)
Cash Equivalents
First American Government Obligation Fund, Class Z**	187,857	187,857
Total Cash Equivalents 0.5%		$187,857
(Identified Cost $187,857)
Total Portfolio Value 100.0%		$37,777,299
(Identified Cost $33,541,291)
Liabilities in Excess of Other Assets 0.0%		$(2,492)
Total Net Assets 100.0%		$37,774,807
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2015

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	700	$28,938
Apartment Investment & Management Co.	2,624	105,039
Avalonbay Communities Inc.	1,809	333,091
Camden Property Trust	1,200	92,112
Equity LifeStyle Properties Inc.	1,500	100,005
Equity Residential	5,000	407,950
Essex Property Trust Inc.	865	207,090
Mid-America Apartment Communities Inc.	1,630	148,020
Post Properties Inc.	850	50,286
Senior Housing Properties Trust	3,500	51,940
Sun Communities Inc.	650	44,544
UDR Inc.	3,807	143,029
16.9% – Total For Residential		$1,712,044
American Tower Corp.	5,589	541,854
Brandywine Realty Trust	3,000	40,980
Cousins Properties Inc.	3,500	33,005
Douglas Emmett Inc.	2,500	77,950
Lexington Realty Trust	3,500	28,000
National Retail Properties Inc.	2,250	90,112
PS Business Parks Inc.	500	43,715
Public Storage	2,300	569,710
Retail Properties of America	3,500	51,695
RMR Group Inc.*	74	1,062
Urban Edge Properties	1,530	35,878
Vornado Realty Trust	2,561	255,998
17.5% – Total For Diversified		$1,769,959
Care Capital Properties Inc.	1,100	33,627
HCP Inc.	6,100	233,264
Healthcare Realty Trust Inc.	1,500	42,480
LTC Properties Inc.	650	28,041
Medical Properties Trust Inc.	2,800	32,228
Omega Healthcare Investors Inc.	2,000	69,960
Universal Health Realty Income Trust	300	15,003
Ventas Inc.	4,400	248,292
Welltower Inc.	4,750	323,142
10.1% – Total For Health Care Facilities		$1,026,037
Diamondrock Hospitality Co.	4,000	38,600
Host Hotels & Resorts Inc.	10,354	158,830
LaSalle Hotel Properties	1,500	37,740
Pebblebrook Hotel Trust	1,200	33,624
RL Lodging Trust	2,500	54,075
Ryman Hospitality Properties	1,000	51,640
Sunstone Hotel Investors Inc.	3,027	37,807
4.1% – Total For Hotels/Motels		$412,316

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Alexandria Real Estate Equities Inc.	1,000	$90,360
Boston Properties Inc.	2,020	257,631
Corporate Office Properties Trust	2,000	43,660
Digital Realty Trust, Inc.	2,300	173,926
Duke Realty Corp.	5,000	105,100
Equity Commonwealth*	1,700	47,141
Highwoods Properties Inc.	1,700	74,120
Kilroy Realty Corp.	1,545	97,768
Liberty Property Trust	2,661	82,624
Mack-Cali Realty Corp.	1,500	35,025
Piedmont Office Realty Trust Inc.	3,500	66,080
10.6% – Total For Office		$1,073,435
BioMed Realty Trust Inc.	2,500	59,225
CubeSmart	2,500	76,550
DCT Industrial Trust Inc.	1,375	51,384
Eastgroup Properties	600	33,366
Extra Space Storage Inc.	1,750	154,368
Prologis Inc.	7,306	313,574
Sovran Self Storage Inc.	450	48,289
7.3% – Total For Industrial		$736,756
Acadia Realty Trust	1,000	33,150
CBL & Associates Properties Inc.	1,194	14,770
DDR Corp.	7,055	118,806
Dupont Fabros Technology Inc.	1,800	57,222
EPR Properties	1,000	58,450
Equity One Inc.	1,600	43,440
Federal Realty Investment Trust	1,000	146,100
General Growth Properties Inc.	11,600	315,636
Hospitality Properties Trust	2,100	54,915
Kimco Realty Corp.	5,667	149,949
Macerich Co.	2,192	176,872
Realty Income Corp.	4,319	222,990
Regency Centers Corp.	1,375	93,665
Simon Property Group Inc.	4,279	832,009
SL Green Realty Corp.	1,500	169,470
Tanger Factory Outlet Centers Inc.	2,000	65,400
Taubman Centers Inc.	800	61,376
Washington Real Estate Investment Trust	1,500	40,590
Weingarten Realty Investors	2,500	86,450
WP Glimcher Inc.	3,353	35,575
27.5% – Total For Retail		$2,776,835

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of December 31, 2015

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Plum Creek Timber Co. Inc.	2,500	$119,300
Rayonier Inc.	2,000	44,400
Weyerhaeuser Co.	7,200	215,856
3.8% – Total For Timber		$379,556
Total REITs 97.8%		$9,886,938
(Identified Cost $5,146,590)
Cash Equivalents
First American Government Obligation Fund, Class Z**	181,240	181,240
Total Cash Equivalents 1.8%		$181,240
(Identified Cost $181,240)
Total Portfolio Value 99.6%		$10,068,178
(Identified Cost $5,327,830)
Other Assets in Excess of Liabilities 0.4%		$38,810
Total Net Assets 100.0%		$10,106,988
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2015, the 7 day yield was 0.01%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2015

Common Stocks	Shares	Fair Value
Adidas AG ADR	2,000	$97,020
Daimler AG	600	50,190
Honda Motor Co. Ltd. ADR	1,940	61,944
Magna International Inc.	2,000	81,120
Marks & Spencer Group PLC	5,000	66,775
Publicis Groupe ADR	7,800	130,494
Sky PLC ADR	3,500	230,580
Sony Corp. ADR	2,700	66,447
Tata Motors Ltd. ADR*	2,225	65,571
Toyota Motor Corp. ADR	1,800	221,472
WPP PLC ADR	1,300	149,162
9.3% – Total For Consumer Discretionary		$1,220,775
Coca-Cola Amatil Ltd. ADR	4,760	32,130
Danone ADR	6,184	84,164
L'Oreal ADR	2,800	94,500
Nestle SA ADR	2,400	178,608
Reckitt Benckiser Group PLC	3,800	71,212
Unilever NV	2,500	108,300
Unilever PLC	4,000	172,480
Wal-Mart De Mexico SA ADR	6,300	158,445
6.9% – Total For Consumer Staples		$899,839
BG Group PLC ADR	6,100	88,572
BP PLC ADR	2,298	71,835
Cnooc Ltd.	780	81,416
Lukoil Corp.	3,900	126,692
Petrochina Co. Ltd. ADR	300	19,677
Royal Dutch Shell PLC – Class B	1,400	64,456
Sasol Ltd. Adr	2,800	75,096
Statoil ASA	6,200	86,552
Suncor Energy Inc.	3,200	82,560
Technip SA ADR	6,200	77,531
Total SA ADR	2,327	104,599
Woodside Petroleum ADR	7,200	150,660
7.9% – Total For Energy		$1,029,646
Allianz AG	7,900	139,198
Australia and New Zealand Banking Group Ltd.	3,200	64,704
Banco Bradesco ADR	11,000	52,910
Banco Santander SA	17,770	86,540
Bank of Montreal	1,240	69,961
Barclays PLC ADR	6,568	85,121
BNP Paribas ADR	5,300	149,778
China Construction ADR	5,300	72,133

Common Stocks	Shares	Fair Value
CK Hutchison Hodlings Ltd.	8,000	$107,520
Credit Suisse Group ADR	3,777	81,923
Deutsche Boerse AG	7,000	61,250
HSBC Holdings PLC ADR	3,524	139,092
Icici Bank Ltd. ADR	8,800	68,904
Industrial and Commercial Bank Of China Ltd.	16,000	191,360
Itau Unibanco Holding SA ADR	11,440	74,474
KB Financial Group Inc. ADR*	2,400	66,888
Manulife Financial Corp.	4,420	66,212
Mitsubishi UFJ Financial Group Inc. ADR	35,200	218,944
Mizuho Financial Group ADR	41,400	167,256
Orix Corp. ADR	1,750	122,920
Royal Bank of Canada	1,600	85,728
Sumitomo Mitsui Financial Group Inc.	25,000	189,750
Sun Hung Kai Properties Ltd. ADR	5,450	66,163
Swiss Re Ltd.	4,400	107,866
Tokio Marine Holdings Inc. ADR	6,000	233,250
Toronto Dominion Bank	1,400	54,838
UBS Group	4,800	92,976
United Overseas Bank Ltd. ADR	1,900	52,345
Westpac Banking Corp. Ltd. ADR	4,650	112,670
Zurich Insurance Group ADR	3,240	83,025
24.2% – Total For Financial Services		$3,165,699
Astellas Pharma Inc. ADR	16,400	234,684
Astrazeneca PLC ADR	1,600	54,320
Bayer AG ADR	1,300	162,285
Dr. Reddy's Laboratories Ltd.	3,340	154,609
Novartis AG ADR	2,480	213,379
Novo Nordisk A/S ADR	2,800	162,624
Roche Holdings Ltd. ADR	7,100	244,737
Shire PLC ADR	400	82,000
Taro Pharmaceuticals*	500	77,275
Teva Pharmaceuticals ADR	2,400	157,536
11.7% – Total For Health Care		$1,543,449
ABB Ltd.	2,900	51,417
Atlas Copco AB ADR	3,000	73,257
BAE Systems PLC ADR	1,600	47,128
Bunzl PLC ADR	4,000	111,680
Canadian National Railway Co.	1,400	78,232
Fanuc Corp. ADR	4,300	123,862
Itochu Corp. ADR	5,200	122,720
Keppel Corp. Ltd. ADR	7,900	72,087

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of December 31, 2015

Common Stocks	Shares	Fair Value
Komatsu Ltd. ADR	6,900	$112,677
Mitsui & Co., Ltd. ADR	300	71,430
Schneider Elect SA ADR	10,000	113,450
Sensata Technologies Holding NV*	3,200	147,392
Siemens AG	900	86,558
9.3% – Total For Industrials		$1,211,890
Baidu.com*	200	37,808
CGI Group Inc.*	6,100	244,183
Ericsson (LM) Tele ADR	5,000	48,050
Lenovo Group Ltd.	8,000	160,600
Open Text Corp.	1,600	76,688
SAP AG ADR	3,100	245,210
Siliconware Precision Industries	4,267	33,069
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	10,000	227,500
Tencent Holdings Ltd.	6,500	127,530
United Microelectronics ADR	44,930	84,469
9.8% – Total For Information Technology		$1,285,107
Air Liquide SA ADR	3,777	84,718
BASF SE ADR	1,350	102,620
BHP Billiton Ltd ADR	2,550	65,688
Newcrest Mining Ltd ADR*	12,000	113,640
Nitto Denko Corp. ADR	5,600	204,848
Posco ADR	1,400	49,504
Rio Tinto PLC ADR	1,570	45,719
Syngenta AG ADR	1,100	86,603
5.8% – Total For Materials		$753,340
America Movil – ADR Series L	4,460	62,708
BT Group PLC	2,000	69,220
China Mobile (Hong Kong) Ltd.	2,700	152,091
Deutsche Telekom AG	4,000	71,520
KDDI Corp.	12,700	164,402
MTN Group Ltd. ADR	5,600	47,432
Nippon Telegraph and Telephone Corp. ADR	2,000	79,480
Orange SA ADR	9,296	154,592

Common Stocks	Shares	Fair Value
Philippine Long Distance Telephone Co. ADR	1,800	$76,950
SK Telecom Co. Ltd.	3,400	68,510
SoftBank Corp.	1,800	45,333
Telefonica SA ADR	4,992	55,207
Telenor Asa ADR	1,500	74,662
Vodafone Group PLC ADR	2,727	87,973
9.2% – Total For Telecommunication Services		$1,210,080
Centrica PLC	7,000	89,215
Enel SPA ADR	21,100	87,354
Enersis SA ADR	7,400	89,910
Iberdrola SA ADR	3,578	101,329
Korea Electric Power Corp.*	7,800	165,126
National Grid PLC ADR	2,200	152,988
5.2% – Total For Utilities		$685,922
Total Common Stocks 99.3%		$13,005,747
(Identified Cost $12,032,798)
Cash Equivalents
First American Government Obligation Fund, Class Z**	137,119	137,119
Total Cash Equivalents 1.1%		$137,119
(Identified Cost $137,119)
Total Portfolio Value 100.4%		$13,142,866
(Identified Cost $12,169,917)
Liabilities in Excess of Other Assets -0.4%		$(51,694)
Total Net Assets 100.0%		$13,091,172
*	Non-income producing security.
**	Variable Rate Security; as of December 31, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
Ace Ina Holdings Senior Unsecured Notes, 2.875% Due 11/03/2022	2,375,000	$2,356,979
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	3,000,000	2,936,040
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	3,285,000	3,366,087
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,784,000	1,863,673
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,727,000	1,887,946
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,501,537
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,341,990
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	963,564
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	3,600,000	3,687,660
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,525,000	1,526,761
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	3,000,000	2,984,232
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018**	746,000	781,296
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	1,007,893
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,434,202
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,835,000	2,899,939
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,534,000	1,732,992
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017	1,000,000	1,072,268
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	904,475
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,364,473
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	116,736

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	630,000	$667,428
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	3,000,000	3,015,405
Wells Fargo & Company Subordinated Notes, 5.606% Due 01/15/2044	4,500,000	4,999,045
19.8% – Total For Corporate Bonds: Bank and Finance		$48,412,621
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,017,217
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,603,482
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	3,230,000	3,257,145
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,841,302
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	901,560
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,232,895
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	3,166,000	3,063,555
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.512% Due 03/15/2023	1,435,000	1,413,029
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.422% Due 04/15/2020	3,898,000	3,899,329
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,739,014
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	3,645,000	3,832,269
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	92,000	92,834
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	1,600,000	1,620,926
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,667,103
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,728,000	1,920,672
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,080,862

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities – Bonds	Face Value	Fair Value
Union Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	500,000	$578,275
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,119,577
United Technologies Junior Subordinated Notes, 1.788% Due 05/04/2018**	6,000,000	5,939,430
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/13/2055	4,392,000	3,813,139
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,639,140
21.8% – Total For Corporate Bonds: Industrial		$53,272,755
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,239,031
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,240,996
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	910,000	822,876
Enterprise Products Senior Unsecured Notes, 4.050% Due 02/15/2022	2,500,000	2,445,355
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	625,000	614,804
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	2,511,000	2,679,425
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	352,001
Williams Partners Senior Unsecured Notes, 4.875% Due 15/15/2023	4,000,000	3,242,660
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,226,092
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,833,038
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,087,020
8.1% – Total For Corporate Bonds: Utilities		$19,783,298
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	8,120,240	8,072,558
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	7,881,300	7,637,366

Fixed Income Securities – Bonds	Face Value	Fair Value
United States Treasury Notes, 2.750% Due 08/15/2042	10,250,000	$9,797,155
United States Treasury Notes, 2.750% Due 11/15/2042	10,000,000	9,534,770
United States Treasury Notes, 2.000% Due 04/30/2016	1,800,000	1,809,000
United States Treasury Notes, 3.000% Due 02/28/2017	6,000,000	6,145,314
17.6% – Total For United States Government Treasury Obligations		$42,996,163
Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 10/15/2020**	4,000,000	3,992,548
FHLMC Step-up Coupon Notes, 1.000% Due 11/23/2020**	4,000,000	3,993,828
FHLMC Step-up Coupon Notes, 1.000% Due 11/25/2020**	965,000	964,268
FHLMC Step-up Coupon Notes, 1.000% Due 12/23/2020**	5,000,000	4,991,760
FNMA Step-up Coupon Notes, 1.000% Due 11/27/2020**	5,120,000	5,116,795
7.8% – Total For United States Government Agency Obligations		$19,059,199
Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	3,485,731	3,600,439
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	1,018,568	1,099,995
FHLMC Gold Partner Certificate Pool G06616, 4.000% Due 07/01/2024	2,304,108	2,432,941
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	2,113,445	2,348,859
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	2,024	2,279
FHLMC Partner Certificate Pool 780439, 2.473% Due 04/01/2033**	142,130	150,771
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	4,494,545	4,623,030
FNMA CMO Series 2014-28 Class PA, 3.500% Due 02/25/2043	731,942	768,045

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities – Bonds	Face Value	Fair Value
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	757	$773
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	682,501	714,702
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	858,786	880,563
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	1,609,966	1,623,394
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,277,830	1,372,909
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	585,293	630,895
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	305,702	333,911
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	187,194	190,380
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	703,868	778,647
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	266,066	303,309
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	1,015,017	1,142,042
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	127,414	133,441
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	696,979	784,127
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	2,044,637	2,164,325
GNMA II Pool 2658, 6.500% Due 10/20/2028	30,123	35,051
GNMA II Pool 2945, 7.500% Due 07/20/2030	6,424	7,842
GNMA II Pool 4187, 5.500% Due 07/20/2038	20,375	21,601
GNMA II Pool 4847, 4.000% Due 11/20/2025	568,777	604,415
GNMA Pool 780400, 7.000% Due 12/15/2025	3,593	4,139
GNMA Pool 780420, 7.500% Due 08/15/2026	2,135	2,504
GNMA Pool 781397, 5.500% Due 02/15/2017	6,049	6,145

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	422,874	$436,028
11.1% – Total For Government Agency Obligations – Mortgage Backed Securities		$27,197,502
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	239,569
0.1% – Total Certificates of Deposit		$239,569
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	640,000	645,318
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,146,630
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,532,766
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,935,500
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,495,624
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,309,087
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,687,356
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,427,690
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	1,048,463
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,492,360
8.1% – Total For Taxable Municipal Bonds		$19,720,794

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities – Bonds	Face Value	Fair Value
Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	2,735,000	$3,046,544
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	1,165,000	1,327,937
1.8% – Total For Non-Taxable Municipal Bonds		$4,374,481
Total Fixed Income Securities – Bonds 96.2%		$235,056,382
(Identified Cost $231,566,409)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	154,977	3,826,382
Total Preferred Stocks 1.6%		$3,826,382
(Identified Cost $3,888,768)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	2,997,592	2,997,592
Total Cash Equivalents 1.2%		$2,997,592
(Identified Cost $2,997,592)
Total Portfolio Value 99.0%		$241,880,356
(Identified Cost $238,452,769)
Other Assets in Excess of Liabilities 1.0%		$2,362,856
Total Net Assets 100%		$244,243,212
**	Variable Rate Security; the rate shown is as of December 31, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$485,052
Cincinnati Ohio GO Unlimited, 5.250% Due 12/01/2029	200,000	243,768
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	98,231
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	199,828
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	400,436
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	244,780
Sandusky Ohio GO Limited, 3.000% Due 12/01/2017	300,000	312,030
Springboro Ohio GO Limited, 3.000% Due 12/01/2017	150,000	155,987
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	40,000	43,214
Xenia Ohio GO Limited, 2.000% Due 12/01/2017	200,000	204,256
3.6% – Total For General Obligation – City		$2,387,582
Campbell County Kentucky GO Unlimited (XLCA Insured), 4.000% Due 12/01/2016	250,000	253,443
Butler County Ohio General Obligation Limited, 3.500% Due 12/01/2024	160,000	196,475
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	337,974
Green County Ohio General Obligation Limited Bond Anticipation Notes, 1.750% Due 06/10/2016	500,000	502,735
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	476,870
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	172,218
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	279,898
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	339,435
3.8% – Total For General Obligation – County		$2,559,048

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio GO Unlimited, 4.000% Due 05/01/2017	100,000	$104,326
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	206,276
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	985,963
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	379,650
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	605,955
3.4% – Total For General Obligation – State		$2,282,170
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	958,220
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023*	300,000	334,824
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	146,276
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	303,036
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	281,686
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	359,902
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	255,493
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	303,828
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	639,960
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	700,000	738,696

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	$200,598
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,143,615
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	114,652
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	160,627
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	326,646
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016*	375,000	380,340
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	167,206
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	280,575
Ohio State Higher Educational Facilities Revenue – University of Dayton, 4.000% Due 12/01/2017	165,000	174,242
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	170,816
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	152,515
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	131,254
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	319,683
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	395,052
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2028	410,000	485,514
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	755,229

Municipal Income Securities – Bonds	Face Value	Fair Value
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	$296,492
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2016	140,000	142,600
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	346,092
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020*	250,000	269,638
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	552,706
University of Toledo General Receipts Revenue, 5.000% Due 06/01/2017	205,000	216,185
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	348,537
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	1,033,007
19.4% – Total For Higher Education		$12,885,742
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 05/15/2016	375,000	381,266
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	133,366
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	115,750
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	324,112
Butler County Ohio Hospital Facilities Revenue – Cincinnati Children's Hospital (National RE Insured), 5.000% Due 05/15/2031	400,000	404,552
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	366,041

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital Obligated Group, 5.250% Due 06/01/2027	420,000	$486,053
Hamilton County Ohio Health Care Facilities Revenue – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,116,563
Hamilton County Ohio Hospital Facilities Revenue Cincinnati Children's Hospital, 5.000% Due 05/15/2027	100,000	118,915
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	559,040
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	364,866
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	194,286
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	477,519
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	538,205
Pennsylvania Economic Development Financing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	289,578
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	586,375
9.7% – Total For Hospital/Health Bonds		$6,456,487
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	597,680
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	315,588
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	221,030

Municipal Income Securities – Bonds	Face Value	Fair Value
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	$158,098
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	871,313
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	534,695
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	106,457
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,858
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	201,796
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	162,045
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	319,974
5.3% – Total For Revenue Bonds – Facility		$3,589,534
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	259,425
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2017	400,000	427,644
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	420,040
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	144,815
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	12,136
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	304,221
Evansville Indiana Waterworks District Revenue, 5.000% Due 01/01/2022	300,000	350,535
Kentucky Rural Water Financing Corp. Public Project Revenue, 2.000% Due 02/01/2016	500,000	500,490

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Lima Ohio Sanitary Sewer Revenue, 3.000% Due 12/01/2016	280,000	$285,785
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	234,978
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	336,674
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	272,903
Toledo Ohio Water System Revenue, 5.000% Due 11/15/2025	255,000	310,029
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	410,563
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	332,436
6.9% – Total For Revenue Bonds – Water & Sewer		$4,602,674
Akron Ohio Income Tax Revenue Commnuity Learning Centers, 5.000% Due 12/01/2028	380,000	444,201
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	296,419
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	115,372
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	161,482
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	245,244
Escambia County Florida Solid Waste Disposal Revenue, 1.400% Due 12/01/2017	555,000	555,932
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	116,927
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	763,370
Louisa Virginia Industrial Development Authority (Virginia Electric & Power Co.), 2.150% Due 09/01/2020	650,000	663,026

Municipal Income Securities – Bonds	Face Value	Fair Value
Mobile Alabama Industrial Development Board Pollution Control Revenue, 1.625% Due 10/02/2018	400,000	$401,364
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	666,348
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	298,282
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	609,635
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	322,584
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016*	100,000	101,879
8.7% – Total For Other Revenue Bonds		$5,762,065
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	517,940
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	125,744
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	324,686
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	307,902
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	121,682
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2016	125,000	126,550
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	190,370
Danville Indiana School Building Corp. First Mortgage Revenue, 4.000% Due 07/15/2017	225,000	235,399
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	599,680
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	482,580

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	$364,059
Franklin Indiana Community Middle School Building Corp., 2.000% Due 07/15/2016	150,000	151,068
Franklin Indiana Community Multi-School Building Corp., 5.000% Due 01/15/2023	200,000	239,284
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	378,347
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	120,719
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	340,386
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	103,535
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	604,620
Harper Creek Michigan CSD GO Unlimited, 4.000% Due 05/01/2017	220,000	228,362
Highland Ohio LSD GO Unlimited, 2.000% Due 12/01/2016	120,000	121,456
Hillsborough County Florida School Board Certificates of Participation, 5.000% Due 07/01/2025	200,000	242,934
Keller Texas ISD GO Unlimited, 4.500% Due 02/15/2020	5,000	5,507
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	169,644
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	325,485
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	263,312
Lake Ohio LSD of Stark County GO Unlimited, 2.000% Due 12/01/2016	150,000	151,820
Lake Ohio LSD of Stark County GO Unlimited, 4.000% Due 12/01/2023	400,000	445,328

Municipal Income Securities – Bonds	Face Value	Fair Value
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	$137,870
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	415,684
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	257,658
Licking Valley Ohio LSD GO Unlimited, 2.000% Due 12/01/2017	200,000	204,178
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	103,948
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023*	515,000	515,778
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	115,000	115,936
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	183,251
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	157,832
Miamisburg Ohio CSD Certificates of Participation, 1.000% Due 12/01/2016	100,000	99,958
Miamisburg Ohio CSD Certificates of Participation, 2.000% Due 12/01/2018	160,000	162,035
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	950,000	1,197,086
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	275,060
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	153,426
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 2.000% Due 12/01/2016	340,000	344,216
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2028	100,000	118,534

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Northwest Ohio LSD Hamilton & Butler Counties GO Unlimited, 5.000% Due 12/01/2029	150,000	$176,854
Pickerington Ohio LSD GO (National RE Insured), 4.500% Due 12/01/2023	500,000	516,100
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	283,135
Reynoldsburg Ohio CSD GO, 4.375% Due 12/01/2018	200,000	216,432
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020*	200,000	219,396
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	102,815
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	342,990
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	456,234
Sycamore Ohio CSD GO, 4.375% Due 12/01/2018	400,000	413,388
Talawanda Ohio SD GO Limited, 3.000% Due 12/01/2016	120,000	122,622
Toledo Ohio CSD GO Unlimited, 5.000% Due 12/01/2029	660,000	787,954
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	265,204
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	195,005
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	320,643
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	264,067
Wyoming Ohio CSD GO Unlimited, 5.000% Due 12/01/2023	200,000	242,352
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	502,081
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	166,976

Municipal Income Securities – Bonds	Face Value	Fair Value
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	$220,578
26.4% – Total For School District		$17,545,675
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,168,210
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2025	600,000	702,432
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	708,468
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	420,732
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	450,274
Ohio Building Authority Revenue (National Re Insured), 5.000% Due 10/01/2016	100,000	103,302
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	244,421
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	193,748
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	157,502
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	406,903
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	356,055
Ohio Department of Administration Certificates of Participation, 5.000% Due 03/01/2017	200,000	209,854
7.7% – Total For State Agency		$5,121,901

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2015

Municipal Income Securities – Bonds	Face Value	Fair Value
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	285,000	$299,230
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	55,000	57,034
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	170,000	177,194
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	240,000	248,714
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	120,000	122,563
1.4% – Total For Housing		$904,735
Total Municipal Income Securities – Bonds 96.3%		$64,097,613
(Identified Cost $61,682,518)
Cash Equivalents	Shares
Federated Ohio Municipal Cash Trust Money Market Fund**	1,900,341	1,900,341
Total Cash Equivalents 2.9%		$1,900,341
(Identified Cost $1,900,341)
Total Portfolio Value 99.2%		$65,997,954
(Identified Cost $63,582,859)
Other Assets in Excess of Liabilities 0.8%		$516,578
Total Net Assets 100.0%		$66,514,532
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of December 31, 2015, these bonds represented 3.76% of total assets.
**	Variable Rate Security; as of December 31, 2015, the 7 day yield was 0.01%.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$132,284,861	$46,693,934	$37,777,299
Dividends and Interest Receivable	96,794	50,102	53,096
Fund Shares Sold Receivable	21,702	5,050	1,142
Total Assets	$132,403,357	$46,749,086	$37,831,537
Liabilities:
Accrued Management Fees	$116,737	$40,614	$34,533
Fund Shares Redeemed Payable	92,154	34,001	22,197
Total Liabilities	$208,891	$74,615	$56,730
Net Assets	$132,194,466	$46,674,471	$37,774,807
Net Assets Consist of:
Paid in Capital	$119,573,747	$39,291,098	$33,411,528
Accumulated Undistributed Net Investment Income (Loss)	—	58,583	—
Accumulated Net Realized Gain (Loss) from Security Transactions	(125,448)	(564,839)	127,271
Net Unrealized Gain on Investments	12,746,167	7,889,629	4,236,008
Net Assets	$132,194,466	$46,674,471	$37,774,807
Shares Outstanding (Unlimited Amount Authorized)	6,634,666	1,715,291	1,076,854
Offering, Redemption and Net Asset Value Per Share	$19.92	$27.21	$35.08
*Identified Cost of Investment Securities	$119,538,694	$38,804,305	$33,541,291

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Assets and Liabilities – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$10,068,178	$13,142,866	$241,880,356	$65,997,954
Dividends and Interest Receivable	47,283	25,198	1,967,090	507,316
Securities Sold Receivable	—	5,123	8,729	—
Fund Shares Sold Receivable	20	2,537	571,366	46,300
Total Assets	$10,115,481	$13,175,724	$244,427,541	$66,551,570
Liabilities:
Accrued Management Fees	$8,493	$13,612	$175,392	$36,888
Securities Purchased Payable	—	—	488	—
Fund Shares Redeemed Payable	—	70,940	8,449	150
Total Liabilities	$8,493	$84,552	$184,329	$37,038
Net Assets	$10,106,988	$13,091,172	$244,243,212	$66,514,532
Net Assets Consist of:
Paid in Capital	$5,356,966	$12,374,515	$240,907,075	$64,099,437
Accumulated Undistributed Net Investment Income	13,662	(108,877)	—	—
Accumulated Net Realized (Loss) from Security Transactions	(3,988)	(147,415)	(91,450)	—
Net Unrealized Gain on Investments	4,740,348	972,949	3,427,587	2,415,095
Net Assets	$10,106,988	$13,091,172	$244,243,212	$66,514,532
Shares Outstanding (Unlimited Amount Authorized)	672,521	594,815	14,700,928	3,832,120
Offering, Redemption and Net Asset Value Per Share	$15.03	$22.01	$16.61	$17.36
*Identified Cost of Investment Securities	$5,327,830	$12,169,917	$238,452,769	$63,582,859

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Year Ended 12/31/2015	Year Ended 12/31/2015	Year Ended 12/31/2015
Investment Income:
Interest	$176	$—	$42
Dividends	3,921,919	767,071	609,847
Foreign Withholding Taxes on Dividends	(87,195)	(21,031)	—
Total Investment Income	$3,834,900	$746,040	$609,889
Expenses:
Management Fee	$1,462,479	$514,900	$435,065
Net Expenses	$1,462,479	$514,900	$435,065
Net Investment Income	$2,372,421	$231,140	$174,824
Realized and Unrealized Gains/(Losses):
Net Realized Gain from Security Transactions	$3,960,667	$3,363,484	$3,279,753
Net Change in Unrealized Gain/(Loss) on Investments	(16,007,013)	(6,411,672)	(4,354,527)
Net Gain/(Loss) on Investments	$(12,046,346)	$(3,048,188)	$(1,074,774)
Net Change in Net Assets from Operations	$(9,673,925)	$(2,817,048)	$(899,950)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Operations – Continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Year Ended 12/31/2015	Year Ended 12/31/2015	Year Ended 12/31/2015	Year Ended 12/31/2015
Investment Income:
Interest	$12	$27	$6,203,892	$1,660,254
Dividends	261,559	607,987	197,596	—
Foreign Withholding Taxes on Dividends	—	(66,556)	—	—
Total Investment Income	$261,571	$541,458	$6,401,488	$1,660,254
Expenses:
Management Fee	$104,046	$189,926	$1,981,008	$410,399
Net Expenses	$104,046	$189,926	$1,981,008	$410,399
Net Investment Income	$157,525	$351,532	$4,420,480	$1,249,855
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$598,065	$165,310	$2,375,247	$77,983
Net Change in Unrealized Gain/(Loss) on Investments	(490,068)	(1,752,796)	(6,008,112)	177,782
Net Gain/(Loss) on Investments	$107,997	$(1,587,486)	$(3,632,865)	$255,765
Net Change in Net Assets from Operations	$265,522	$(1,235,954)	$787,615	$1,505,620

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Operations:
Net Investment Income	$2,372,421	$1,818,205	$231,140	$109,133	$174,824	$84,499
Net Realized Gain from Security Transactions	3,960,667	10,778,563	3,363,484	5,910,295	3,279,753	4,656,167
Net Change in Unrealized Gain/(Loss) on Investments	(16,007,013)	(1,913,755)	(6,411,672)	47,362	(4,354,527)	(2,845,863)
Net Change in Net Assets from Operations	$(9,673,925)	$10,683,013	$(2,817,048)	$6,066,790	$(899,950)	$1,894,803
Distributions to Shareholders:
Net Investment Income	$(2,377,158)	$(1,823,581)	$(172,557)	$(116,883)	$(197,466)	$(115,534)
Net Realized Gain from Security Transactions	(7,125,688)	(10,246,095)	(2,794,295)	(5,376,617)	(3,129,840)	(4,662,256)
Net Change in Net Assets from Distributions	$(9,502,846)	$(12,069,676)	$(2,966,852)	$(5,493,500)	$(3,327,306)	$(4,777,790)
Capital Share Transactions:
Proceeds From Sale of Shares	$12,518,846	$19,460,858	$3,972,082	$3,937,784	$1,857,598	$2,120,356
Shares Issued on Reinvestment of Distributions	9,320,514	10,875,540	2,961,925	5,456,918	3,312,682	4,691,364
Cost of Shares Redeemed	(20,599,274)	(9,958,878)	(7,817,408)	(9,875,861)	(8,048,976)	(3,429,043)
Net Change in Net Assets from Capital Share Transactions	$1,240,086	$20,377,520	$(883,401)	$(481,159)	$(2,878,696)	$3,382,677
Net Change in Net Assets	$(17,936,685)	$18,990,857	$(6,667,301)	$92,131	$(7,105,952)	$499,690
Net Assets at Beginning of Year	$150,131,151	$131,140,294	$53,341,772	$53,249,641	$44,880,759	$44,381,069
Net Assets at End of Year	$132,194,466	$150,131,151	$46,674,471	$53,341,772	$37,774,807	$44,880,759
Including accumulated net investment income (loss) of	$—	$—	$58,583	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Changes in Net Assets  – Continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Operations:
Net Investment Income	$157,525	$168,273	$351,532	$394,104	$4,420,480	$4,580,936	$1,249,855	$1,264,237
Net Realized Gain from Security Transactions	598,065	621,952	165,310	323,227	2,375,247	1,644,776	77,983	130,780
Net Change in Unrealized Gain/(Loss) on Investments	(490,068)	1,944,096	(1,752,796)	(968,897)	(6,008,112)	7,656,092	177,782	1,627,587
Net Change in Net Assets from Operations	$265,522	$2,734,321	$(1,235,954)	$(251,566)	$787,615	$13,881,804	$1,505,620	$3,022,604
Distributions to Shareholders:
Net Investment Income	$(241,860)	$(265,679)	$(398,118)	$(409,463)	$(4,888,116)	$(5,008,495)	$(1,249,855)	$(1,286,296)
Return of Capital	—	—	—	—	—	—	(9,347)	—
Net Realized Gain from Security Transactions	(504,166)	(566,399)	—	—	(1,763,820)	(1,490,788)	(81,196)	(107,378)
Net Change in Net Assets from Distributions	$(746,026)	$(832,078)	$(398,118)	$(409,463)	$(6,651,936)	$(6,499,283)	$(1,340,398)	$(1,393,674)
Capital Share Transactions:
Proceeds From Sale of Shares	$460,068	$161,548	$2,402,454	$2,794,828	$45,224,292	$22,883,622	$12,961,285	$6,546,516
Shares Issued on Reinvestment of Distributions	665,030	643,319	393,097	229,024	4,360,311	2,324,797	636,679	141,971
Cost of Shares Redeemed	(1,622,116)	(1,759,994)	(6,298,143)	(879,660)	(25,617,310)	(31,118,928)	(6,224,838)	(5,630,383)
Net Change in Net Assets from Capital Share Transactions	$(497,018)	$(955,127)	$(3,502,592)	$2,144,192	$23,967,293	$(5,910,509)	$7,373,126	$1,058,104
Net Change in Net Assets	$(977,522)	$947,116	$(5,136,664)	$1,483,163	$18,102,972	$1,472,012	$7,538,348	$2,687,034
Net Assets at Beginning of Year	$11,084,510	$10,137,394	$18,227,836	$16,744,673	$226,140,240	$224,668,228	$58,976,184	$56,289,150
Net Assets at End of Year	$10,106,988	$11,084,510	$13,091,172	$18,227,836	$244,243,212	$226,140,240	$66,514,532	$58,976,184
Including accumulated net investment income (loss) of	$13,662	$4,098	$(108,877)	$(83,152)	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$22.93	$23.11	$19.00	$17.33	$17.14
Operations:
Net Investment Income	0.38	0.30	0.27	0.29	0.25
Net Gains (Losses) on Securities (Realized & Unrealized)	(1.87)	1.51	5.63	2.38	0.19
Total Operations	$(1.49)	$1.81	$5.90	$2.67	$0.44
Distributions:
Net Investment Income	(0.38)	(0.30)	(0.27)	(0.30)	(0.25)
Net Realized Capital Gains	(1.14)	(1.69)	(1.52)	(0.70)	—
Total Distributions	$(1.52)	$(1.99)	$(1.79)	$(1.00)	$(0.25)
Net Asset Value End of Period	$19.92	$22.93	$23.11	$19.00	$17.33
Total Return(a)	(6.56)%	7.73%	31.09%	15.48%	2.59%
Net Assets, End of Period (Millions)	$132.19	$150.13	$131.14	$90.12	$69.50
Ratios(c)
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.28%	1.27%	1.61%	1.58%
Portfolio Turnover Rate	39.41%	27.89%	34.31%	35.15%	53.70%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$30.77	$30.66	$24.43	$21.70	$22.51
Operations:
Net Investment Income	0.14	0.07	0.16	0.16	0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	(1.86)	3.56	7.53	2.73	(0.79)
Total Operations	$(1.72)	$3.63	$7.69	$2.89	$(0.67)
Distributions:
Net Investment Income	(0.11)	(0.07)	(0.16)	(0.16)	(0.14)
Net Realized Capital Gains	(1.73)	(3.45)	(1.30)	—	—
Total Distributions	$(1.84)	$(3.52)	$(1.46)	$(0.16)	$(0.14)
Net Asset Value End of Period	$27.21	$30.77	$30.66	$24.43	$21.70
Total Return(a)	(5.65)%	11.75%	31.50%	13.33%	(2.97)%
Net Assets, End of Period (Millions)	$46.67	$53.34	$53.25	$45.02	$51.13
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.20%	0.52%	0.58%	0.73%
Portfolio Turnover Rate	31.83%	31.74%	41.17%	49.03%	68.21%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015		2014	2013	2012	2011
Net Asset Value Beginning of Period	$39.35		$42.14	$31.69	$27.64	$30.74
Operations:
Net Investment Income	0.18		0.08	0.12	0.48	—
Net Gains (Losses) on Securities (Realized & Unrealized)	(1.08)		1.80	13.33	4.08	(3.08)
Total Operations	$(0.90)		$1.88	$13.45	$4.56	$(3.08)
Distributions:
Net Investment Income	(0.20)		(0.11)	(0.17)	(0.51)	—
Return of Capital	—		—	—	—	(0.02)
Net Realized Capital Gains	(3.17)		(4.56)	(2.83)	—	—
Total Distributions	$(3.37)		$(4.67)	$(3.00)	$(0.51)	$(0.02)
Net Asset Value End of Period	$35.08		$39.35	$42.14	$31.69	$27.64
Total Return(a)	(2.39	)%(b)	4.37%	42.51%	16.54%	(10.03)%
Net Assets, End of Period (Millions)	$37.77		$44.88	$44.38	$32.61	$32.94
Ratios
Ratio of Expenses to Average Net Assets	1.00%		1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.40%		0.19%	0.30%	1.49%	0.01%
Portfolio Turnover Rate	35.17%		38.37%	72.36%	97.80%	94.32%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.76	$13.20	$14.05	$13.32	$12.54
Operations:
Net Investment Income	0.21	0.26	0.29	0.21	0.32
Net Gains (Losses) on Securities (Realized & Unrealized)*	0.21	3.54	(0.11)	1.81	0.71
Total Operations	$0.42	$3.80	$0.18	$2.02	$1.03
Distributions:
Net Investment Income	(0.36)	(0.39)	(0.29)	(0.24)	(0.25)
Net Realized Capital Gains	(0.79)	(0.85)	(0.74)	(1.05)	—
Total Distributions	$(1.15)	$(1.24)	$(1.03)	$(1.29)	$(0.25)
Net Asset Value End of Period	$15.03	$15.76	$13.20	$14.05	$13.32
Total Return(a)	2.75%	28.92%	1.19%	15.28%	8.25%
Net Assets, End of Period (Millions)	$10.11	$11.08	$10.14	$11.04	$9.59
Ratios
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.57%	1.43%	1.34%	1.10%
Portfolio Turnover Rate	2.28%	1.04%	9.97%	25.78%	3.19%

*	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$24.23	$25.07	$22.23	$19.44	$23.50
Operations:
Net Investment Income (Loss)	0.57	0.54	0.39	0.44	0.46
Net Gains (Losses) on Securities (Realized & Unrealized)	(2.11)	(0.83)	2.90	2.82	(3.90)
Total Operations	$(1.54)	$(0.29)	$3.29	$3.26	$(3.44)
Distributions:
Net Investment Income	(0.68)	(0.55)	(0.45)	(0.47)	(0.44)
Return of Capital	—	—	—	—	(0.01)
Net Realized Capital Gains	—	—	—	—	(0.17)
Total Distributions	$(0.68)	$(0.55)	$(0.45)	$(0.47)	$(0.62)
Net Asset Value End of Period	$22.01	$24.23	$25.07	$22.23	$19.44
Total Return(a)	(6.38)%	(1.16)%	14.81%	16.80%	(14.61)%
Net Assets, End of Period (Millions)	$13.09	$18.23	$16.74	$13.83	$11.09
Ratios(b)
Ratio of Expenses to
Average Net Assets before Waiver	1.00%	1.00%	1.19%	1.40%	1.40%
Average Net Assets after Waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	1.85%	2.20%	1.51%	1.77%	1.67%
Average Net Assets after Waiver	1.85%	2.20%	1.70%	2.17%	2.07%
Portfolio Turnover Rate	20.49%	10.25%	5.23%	7.15%	24.16%

(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$17.03	$16.47	$17.37	$17.34	$16.89
Operations:
Net Investment Income	0.32	0.35	0.35	0.43	0.55
Net Gains on Securities (Realized & Unrealized)	(0.27)	0.71	(0.76)	0.32	0.64
Total Operations	$0.05	$1.06	$(0.41)	$0.75	$1.19
Distributions:
Net Investment Income	(0.35)	(0.39)	(0.41)	(0.48)	(0.56)
Return of Capital	—	—	—	—	0.00 (a)
Net Realized Capital Gains	(0.12)	(0.11)	(0.08)	(0.24)	(0.18)
Total Distributions	$(0.47)	$(0.50)	$(0.49)	$(0.72)	$(0.74)
Net Asset Value End of Period	$16.61	$17.03	$16.47	$17.37	$17.34
Total Return(b)	0.32%	6.48%	(2.36)%	4.37%	7.12%
Net Assets, End of Period (Millions)	$244.24	$226.14	$224.67	$205.14	$192.47
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.85%	0.85%	0.92%	1.00%	1.00%
Average Net Assets after Waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.90%	2.08%	2.00%	2.30%	3.03%
Average Net Assets after Waiver	1.90%	2.08%	2.07%	2.45%	3.18%
Portfolio Turnover Rate	37.09%	27.79%	48.53%	36.11%	34.41%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$17.32	$16.83	$17.49	$17.35	$16.56
Operations:
Net Investment Income	0.34	0.37	0.38	0.45	0.45
Net Gains (Losses) on Securities (Realized & Unrealized)	0.06	0.53	(0.64)	0.18	0.80
Total Operations	$0.40	$0.90	$(0.26)	$0.63	$1.25
Distributions:
Net Investment Income	(0.34)	(0.38)	(0.38)	(0.45)	(0.46)
Return of Capital	0.00 (a)	—	—	—	0.00 (a)
Net Realized Capital Gains	(0.02)	(0.03)	(0.02)	(0.04)	—
Total Distributions	$(0.36)	$(0.41)	$(0.40)	$(0.49)	$(0.46)
Net Asset Value End of Period	$17.36	$17.32	$16.83	$17.49	$17.35
Total Return(b)	2.34%	5.41%	(1.52)%	3.67%	7.62%
Net Assets, End of Period (Millions)	$66.51	$58.98	$56.29	$43.79	$39.06
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.65%	0.65%	0.81%	1.00%	1.00%
Average Net Assets after Waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.98%	2.19%	2.10%	2.23%	2.35%
Average Net Assets after Waiver	1.98%	2.19%	2.26%	2.58%	2.70%
Portfolio Turnover Rate	13.31%	18.24%	8.96%	13.79%	5.49%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

1)     Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Opportunity Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments.

2)     Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

2)     Significant Accounting Policies, continued

Accounting for Uncertainty in Income Taxes:

As of all open tax years ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2015, the Funds made the following reclassifications to increase(decrease) the components of the net assets:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Equity Income Fund	$(4)	$4,737	$(4,733)
Growth Fund	(28,772)	—	28,772
Opportunity Fund	—	22,642	(22,642)
Realty Fund	—	93,899	(93,899)
International Fund	(20,862)	20,861	1
Fixed Income Fund	(3,596)	467,636	(464,040)
Municipal Income Fund	(9,347)	7,160	2,187

3)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts, Exchange Traded Funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investment securities as of December 31, 2015:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Consumer Discretionary	$13,873,079	$—	$—	$13,873,079
Consumer Staples	25,151,385	—	—	25,151,385
Energy	14,393,217	—	—	14,393,217
Financial Services	20,596,382	—	—	20,596,382
Health Care	12,400,410	—	—	12,400,410
Industrials	15,165,591	—	—	15,165,591
Information Technology	27,322,361	—	—	27,322,361
Telecommunication Services	2,706,002	—	—	2,706,002
Cash Equivalents	676,434	—	—	676,434
Total	$132,284,861	$—	$—	$132,284,861

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Consumer Discretionary	$4,760,334	$—	$—	$4,760,334
Consumer Staples	4,877,375	—	—	4,877,375
Energy	3,632,245	—	—	3,632,245
Exchange Traded Funds	1,779,678	—	—	1,779,678
Financial Services	6,609,205	—	—	6,609,205
Health Care	4,296,558	—	—	4,296,558
Industrials	4,927,307	—	—	4,927,307
Information Technology	14,719,741	—	—	14,719,741
Cash Equivalents	1,091,491			1,091,491
Total	$46,693,934	$—	$—	$46,693,934

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Consumer Discretionary	$4,422,961	$—	$—	$4,422,961
Consumer Staples	2,207,664	—	—	2,207,664
Energy	608,133	—	—	608,133
Financial Services	7,959,099	—	—	7,959,099
Health Care	5,573,667	—	—	5,573,667
Industrials	7,239,242	—	—	7,239,242
Information Technology	4,539,136	—	—	4,539,136
Materials	3,070,952	—	—	3,070,952
Utilities	364,608	—	—	364,608
Real Estate Investment Trusts	1,603,980	—	—	1,603,980
Cash Equivalents	187,857	—	—	187,857
Total	$37,777,299	$—	$—	$37,777,299

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts:
Residential	$1,712,044	$—	$—	$1,712,044
Diversified	1,769,959	—	—	1,769,959
Health Care Facilities	1,026,037	—	—	1,026,037
Hotels/Motels	412,316	—	—	412,316
Office	1,073,435	—	—	1,073,435
Industrial	736,756	—	—	736,756
Retail	2,776,835	—	—	2,776,835
Timber	379,556	—	—	379,556
Cash Equivalents	181,240	—	—	181,240
Total	$10,068,178	$—	$—	$10,068,178

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Consumer Discretionary	$1,220,775	$—	$—	$1,220,775
Consumer Staples	899,839	—	—	899,839
Energy	1,029,646	—	—	1,029,646
Financial Services	3,165,699	—	—	3,165,699
Health Care	1,543,449	—	—	1,543,449
Industrials	1,211,890	—	—	1,211,890
Information Technology	1,285,107	—	—	1,285,107
Materials	753,340	—	—	753,340
Telecommunication Services	1,210,080	—	—	1,210,080
Utilities	685,922	—	—	685,922
Cash Equivalents	137,119	—	—	137,119
Total	$13,142,866	$—	$—	$13,142,866

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$48,412,621	$—	$48,412,621
Industrials	—	53,272,755	—	53,272,755
Utilities	—	19,783,298	—	19,783,298
U.S. Government Treasury Obligations	—	42,996,163	—	42,996,163
U.S. Government Agency Obligations	—	19,059,199	—	19,059,199
U.S. Government Agency Obligations – Mortgage-Backed	—	27,197,502	—	27,197,502
Certificates of Deposit	—	239,569		239,569
Taxable Municipal Bonds	—	19,720,794	—	19,720,794
Non-Taxable Municipal Bonds	—	4,374,481	—	4,374,481
Preferred Stock	3,826,382	—	—	3,826,382
Cash Equivalents	2,997,592	—	—	2,997,592
Total	$6,823,974	$235,056,382	$—	$241,880,356

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,387,582	$—	$2,387,582
General Obligation – County	—	2,559,048	—	2,559,048
General Obligation – State	—	2,282,170	—	2,282,170
Higher Education	—	12,885,742	—	12,885,742
Hospital/Health	—	6,456,487	—	6,456,487
Revenue Bonds – Facility	—	3,589,534		3,589,534
Revenue Bonds – Water & Sewer	—	4,602,674	—	4,602,674
Other Revenue	—	5,762,065	—	5,762,065
School District	—	17,545,675	—	17,545,675
State Agency	—	5,121,901	—	5,121,901
Housing	—	904,735	—	904,735
Cash Equivalents	1,900,341	—	—	1,900,341
Total	$1,900,341	$64,097,613	$—	$65,997,954

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the year ended December 31, 2015, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during the year ended December 31, 2015.

4)     Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the year ended December 31, 2015, as indicated below.

Fund	Fee	Management Fee	Payable as of December 31, 2015
Equity Income Fund	1.00%	$1,462,479	$116,737
Growth Fund	1.00%	514,900	40,614
Opportunity Fund	1.00%	435,065	34,533
Realty Fund	1.00%	104,046	8,493
International Fund	1.00%	189,926	13,612
Fixed Income Fund	0.85%	1,981,008	175,392
Municipal Income Fund	0.65%	410,399	36,888

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

5)     Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $40,000 for the year ended December 31, 2015, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2015, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	57.32%	International Fund	29.19%
Growth Fund	29.82%	Fixed Income Fund	79.47%
Opportunity Fund	59.06%	Municipal Income Fund	91.75%
Realty Fund	71.93%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. These services are paid for by the Adviser.

6)     Purchases and Sales of Securities

From January 1, 2015 through December 31, 2015, purchases and sales of investment securities aggregated:

Fund	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$57,152,903	$55,825,772	$—	$—
Johnson Growth Fund	15,748,412	19,167,278	—	—
Johnson Opportunity Fund	14,971,906	20,783,468	—	—
Johnson Realty Fund	234,116	1,361,468	—	—
Johnson International Fund	3,738,635	7,077,422	—	—
Johnson Fixed Income Fund	85,704,999	71,443,785	23,054,032	13,347,822
Johnson Municipal Income Fund	14,755,530	8,003,464	—	—

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

7)     Capital Share Transactions

As of December 31, 2015, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014
Shares Sold to Investors	558,144	841,759	130,872	121,698	46,475	49,797	28,976	10,667
Shares Issued on Reinvestment of Dividends	463,266	446,012	107,800	175,682	93,315	118,170	43,960	40,438
Subtotal	1,021,410	1,287,771	238,672	297,380	139,790	167,967	72,936	51,105
Shares Redeemed	(934,006)	(416,269)	(256,868)	(300,658)	(203,517)	(80,628)	(103,874)	(115,743)
Net Change	87,404	871,502	(18,196)	(3,278)	(63,727)	87,339	(30,938)	(64,638)
Shares Outstanding:
Beginning of Year	6,547,262	5,675,760	1,733,487	1,736,765	1,140,581	1,053,242	703,459	768,097
End of Period	6,634,666	6,547,262	1,715,291	1,733,487	1,076,854	1,140,581	672,521	703,459

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014
Shares Sold to Investors	99,392	109,484	2,666,913	1,346,458	748,400	379,775
Shares Issued on Reinvestment of Dividends	17,723	9,413	261,306	136,889	36,727	8,220
Subtotal	117,115	118,897	2,928,219	1,483,347	785,127	387,995
Shares Redeemed	(274,627)	(34,536)	(1,507,719)	(1,843,270)	(358,858)	(327,023)
Net Change During Year	(157,512)	84,361	1,420,500	(359,923)	426,269	60,972
Shares Outstanding:
Beginning of Year	752,327	667,966	13,280,428	13,640,351	3,405,851	3,344,879
End of Year	594,815	752,327	14,700,928	13,280,428	3,832,120	3,405,851

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

8)     Security Transactions

As of December 31, 2015, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$119,648,730	$18,978,460	$(6,342,329)	$12,636,131
Johnson Growth Fund	38,381,474	10,517,000	(2,654,540)	7,862,460
Johnson Opportunity Fund	33,541,291	6,608,300	(2,372,292)	4,236,008
Johnson Realty Fund	5,352,658	4,878,028	(141,668)	4,736,360
Johnson International Fund	12,269,981	2,277,124	(1,404,239)	872,885
Johnson Fixed Income Fund	238,632,147	6,202,348	(2,954,139)	3,248,209
Johnson Municipal Income Fund	63,582,859	2,447,003	(31,908)	2,415,095

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on passive Foreign Investment Companies.

9)     Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income		Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2014	$1,818,205		$10,151,269	$100,202	$—	$12,069,676
	2015	2,372,421		7,122,506	7,919	—	9,502,846
Johnson Growth Fund	2014	116,883		5,376,617	—	—	5,493,500
	2015	172,557		2,794,295	—	—	2,966,852
Johnson Opportunity Fund	2014	84,499		3,608,232	1,047,935	37,124	4,777,790
	2015	174,824		3,152,482	—	—	3,327,306
Johnson Realty Fund	2014	177,457		654,621	—	—	832,078
	2015	147,961		598,065	—	—	746,026
Johnson International Fund	2014	409,463		—	—	—	409,463
	2015	398,118		—	—	—	398,118
Johnson Fixed Income Fund	2014	5,006,449		1,054,921	436,652	1,261	6,499,283
	2015	4,887,437		1,729,742	34,757	—	6,651,936
Johnson Municipal Income Fund	2014	1,266,107	**	107,198	20,369	—	1,393,674
	2015	1,249,855	**	77,983	3,213	9,347	1,340,398

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.
**	Tax-Exempt

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

10)     Distributions to Shareholders, continued

As of December 31, 2015, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	To Expire in 2016		Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson Growth Fund	$566,469	*			$566,469
Johnson International Fund				147,137	147,137
*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

As of December 31, 2015, the Johnson Growth Fund and International Fund utilized prior year capital loss carryovers of $566,469 and $134,191, respectively.

As of December 31, 2015, the International Fund late year net investment losses in the amount of $9,091, and the Equity Income Fund deferred $49,282 of post-October capital losses.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Post-October/ Late Year Net Investment Losses	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$—	$—	$33,870	$12,636,131	$(49,282)	$12,620,719
Johnson Growth Fund	58,583	(566,469)	28,799	7,862,460	—	7,383,373
Johnson Opportunity Fund	—	—	127,271	4,236,008	—	4,363,279
Johnson Realty Fund	13,662	—	—	4,736,360	—	4,750,022
Johnson International Fund	—	(147,137)	—	872,885	(9,091)	716,657
Johnson Fixed Income Fund	87,928	—	—	3,248,209	—	3,336,137
Johnson Municipal Income Fund	—	—	—	2,415,095	—	2,415,095

DISCLOSURE OF EXPENSES (unaudited)
December 31, 2015

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2015 and held through December 31, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1, 2015 – December 31, 2015
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$887.31	$4.76
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Growth Fund
Actual Fund Return	$1,000.00	$885.74	$4.75
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$861.07	$4.69
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Realty Fund
Actual Fund Return	$1,000.00	$1,029.45	$5.12
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson International Fund
Actual Fund Return	$1,000.00	$870.65	$4.72
Hypothetical Return	$1,000.00	$1,020.16	$5.14
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$984.00	$4.25
Hypothetical Return	$1,000.00	$1,020.92	$4.37
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,010,48	$3.29
Hypothetical Return	$1,000.00	$1,021.93	$3.35

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%; for the Fixed Income Fund, the expense ratio is 0.85%; and for the Municipal Income Fund, the expense ratio is 0.65%.

ADDITIONAL INFORMATION
December 31, 2015

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Funds’ custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 29, 2016

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (73) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (73) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (73) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (50) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health Services.	11	None
Dr. Jeri B. Ricketts (58) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (45) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (57) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (44) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Annual Report

December 31, 2015

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100  (800) 541-0170  fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
December 31, 2015

Letter from the Fund President
December 31, 2015

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ December 31, 2015 Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for 2015 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

After a dismal third quarter, stocks bounced nicely in the fourth quarter to bring the market close to where it began the year. The S&P 500 Index fell on a price-only basis, but finished 2015 with a positive total return of 1.4% including dividends. Despite the meager return, U.S. large cap stocks was one of the highest-performing asset classes for the third year in a row, outperforming mid cap, small cap, and international stocks, and taxable bonds.

The index may have finished right where it began the year, but the road was bumpy. When stocks peaked in May, the index had gained 4.3% year-to-date. It then fell almost 12% before bottoming on August 25th, marking the first correction of 10% in over 4 years. A strong October brought the index back into positive territory, but just barely.

Stock-specific performance varied widely based on several factors. The market favored growth over value, as stocks of companies with better earnings growth projections outperformed the market, despite their higher valuations. In addition, dividend-paying companies were out of favor relative to stocks with low or no dividend payouts. Also at work was a bias toward momentum stocks – meaning stocks that had been performing well continued to move higher, again regardless of valuation.

A handful of large, high-profile companies accounted for a significant portion of the S&P 500 Index gain this year. Meanwhile, a majority of stocks within the index posted negative performance. The index is weighted by market capitalization, which means that the larger companies have an outsized impact on the overall index performance. In 2015 the index overall posted a positive total return even though most index components were negative. Outside of the top 20 performers, the average stock declined 3.7%.

In all, the lackluster performance of the broad market came as a result of slow economic growth and weaker earnings and revenues from the corporate sector. While economic growth has been relatively slow, the current recovery rolls on and is one of the longest in U.S. history. Unfortunately, the drag created by the strong dollar and the weak manufacturing sector is preventing more robust, wide-spread strength. Earnings have declined from earlier in the year, thanks in large part to large declines in commodity-related industries. S&P 500 Index earnings are expected to come in lower than 2014. Excluding the energy sector, however, earnings are expected to be higher compared to 2014. Still, the slowdown in earnings is a headwind to the stock market moving forward.

The Federal Reserve (Fed) kept markets guessing throughout the year regarding the timing of its initial rate hike, but finally pulled the trigger at its December meeting by raising the Fed Funds rate from the previous range of 0.0% to 0.25% to a range of 0.25% to 0.50%. Acknowledging that slack remains in the economy and that inflation pressure is relatively low, the Fed determined that the labor market has healed enough to warrant taking the first step. For all the noise, the rate hike had little impact on the market initially. Investors are more interested in how far and how fast the Fed will move going forward. The Fed's projections seem to indicate about 1% of total rate hikes in 2016, but the market seems to doubt it will move that quickly (as indicated by Fed Funds Futures).

Despite the move, the Fed and global central banks in general are still very accommodative, and this first hike is hardly a move to “tighten.” Rather, it represents one baby step in the direction of the removal of historic levels of stimulus designed to enable the economy to stand on its own. The Fed continues to maintain its balance sheet at very high levels in an effort to hold rates lower and increase liquidity. Finally, given the data-dependent strategy, it’s possible the Fed would lower rates back to zero if the economy sputters.

Higher interest rates don’t necessarily spell doom for stocks or bonds. Historically, stocks have continued to move higher in the wake of the Fed’s initial move to raise rates. Every cycle is different, but typically the Fed is tightening policy as the economy strengthens, and the market continues to move higher until the economy appears to slow (or an unexpected shock occurs). And if the path of rate increases is slow and steady, bonds could potentially continue to post positive returns along the way. Additionally, increasing rates lead to higher total return potential for bonds in the long term.

With the initial rate hike now in the past, the focus has shifted to the pace and extent of interest rate increases, and the progress of the U.S. and global economy. While there are a few bright spots overseas, in general the global economy is struggling to gain momentum. Turmoil abroad, especially in China, has restrained stronger growth. China’s economic slowdown, currency devaluation, and ongoing transition to a consumer economy have created ripples around the world.

1

Letter from the Fund President
December 31, 2015

In the long run, higher interest rates should be beneficial and restore balance to the economy and financial markets, but the process could be bumpy. The earnings slowdown and higher stock valuations are additional headwinds to the stock market. The choppy, modest performance of 2015 could spill over into the new year, making a stream of income from dividends an attractive support. Diversification can create mixed results in the short-run, and over the past several years that has been the case. However, it remains a critical component of investing success over the long term.

We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Wishing you and yours a blessed new year,

Jason O. Jackman, CFA, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – December 31, 2015

The Johnson Institutional Short Duration Bond Fund provided a total return of 0.67% during 2015, compared to a 0.67% return for the Merrill Lynch 1 – 3 Year US Corporate & Government Index. Gradually improving US economic conditions allowed the Federal Reserve (Fed) to raise interest rates for the first time since 2006, which pressured US rates higher during 2015.

Short maturity bond yields rose during the year, particular among the shortest maturity securities, resulting in a flattening of the front end of the yield curve. The Fund benefitted from a shorter duration stance than its benchmark index during 2015. In addition, the Fund’s maturity composition aided performance as yields on the Fund’s longer-dated holdings increased less as the curve flattened. While the benchmark is comprised solely of 1 – 3 year maturities, the Fund is constructed with a more diverse maturity profile, including maturities beyond 3 years.

Short duration credit outperformed despite yield spreads versus Treasuries moving modestly wider. Performance was strongest within the financials and industrials sector, and the Fund’s overweight to these sectors was additive to performance. Conversely, Treasury Inflation Protected Securities underperformed, and the Fund’s allocation to this asset class detracted from performance. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 2% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising interest rates.

Looking forward into 2016, we expect the market will continue to focus on the Fed, placing a heavy emphasis on the expected pace of additional hikes in interest rates. Growth in the U.S. has likely generated enough positive momentum to allow the Fed to continue the slow normalization process after several years of emergency policy measures following the financial crisis, though pockets of weakness remain. The positive economic momentum is also likely to be supportive of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has maintained an underweight duration stance relative to its benchmark and holds securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations still low due to the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the US economy along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on short and intermediate bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2015
	Johnson Institutional Short Duration Bond Fund	Merrill Lynch 1 – 3 Year Gov’t/Corp Index
One Year	0.67%	0.67%
Five Years	1.43%	1.04%
Ten Years	3.19%	2.75%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 0.244%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1 – 3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – December 31, 2015

The Johnson Institutional Intermediate Bond Fund provided a total return of 0.90% for 2015, compared to a 1.07% return for the Barclays Capital Intermediate Government Credit Index. The Federal Reserve’s (Fed) decision to tighten its benchmark policy rate pressured short maturity US rates higher in 2015, despite concerns over global economic growth and falling energy prices.

Bond yields began the year at somewhat low levels, and the Fund shortened its duration in response. The yield curve began 2015 at relatively flat levels, but normalized during the first half of the year. During the second half of the year, longer maturity bond yields rose less than shorter maturity yields, resulting in a flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the relative performance versus the benchmark.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with financials widening less than industrials and utilities. Energy related industrial credits widened further, as the price of oil fell throughout the year. During the year, high quality credits outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 7% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the US has been stable, but pockets of weakness emerged throughout the year. A strong U.S. Dollar and falling energy prices have held back manufacturing, but the consumer continues to gain momentum. Steadily rising wages and solid employment gains should support this trend. Stabilization of energy prices or global economic growth may lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration below that of its benchmark and added securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. With inflation expectations extremely low, due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from oil stabilization along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on intermediate bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2015
	Johnson Institutional Intermediate Bond Fund	Barclays Capital Intermediate Gov’t Credit Index
One Year	0.90%	1.07%
Five Years	2.95%	2.58%
Ten Years	4.52%	4.04%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 0.244%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – December 31, 2015

The Johnson Institutional Core Bond Fund provided a total return of 1.16% for 2015, compared to a 0.55% return for the Barclays Capital Aggregate Index. The Federal Reserve’s (Fed) decision to tighten its benchmark policy rate pressured short maturity U.S. rates higher in 2015, despite concerns over global economic growth and falling energy prices.

Bond yields began the year at somewhat low levels, and the Fund shortened its duration in response. The yield curve began 2015 at relatively flat levels, but normalized during the first half of the year. During the second half of the year, longer maturity bond yields rose less than shorter maturity yields, resulting in a flattening of the yield curve, which often happens prior to and during a Fed tightening of monetary policy. The Fund’s positioning was constructed to benefit from such a curve flattening and aided the relative performance versus the benchmark.

Meanwhile, credit mostly lagged during the year with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with financials widening less than industrials and utilities. Energy related industrial credits widened further, as the price of oil fell throughout the year. During the year, high quality credits outperformed low quality credits. The Fund’s overweight to financials and avoidance of most energy related names along with its focus on higher quality sectors of the bond market was a significant driver of performance relative to the Fund’s benchmark during the year. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 9% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2016, we expect the Fed will likely continue to tighten monetary policy, although likely at a historically slow pace. Growth in the US has been stable, but pockets of weakness emerged throughout the year. A strong U.S. Dollar and falling energy prices have held back manufacturing, but the consumer continues to gain momentum. Steadily rising wages and solid employment gains should support this trend. Stabilization of energy prices or global economic growth may lead to a tightening of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has lowered its duration below that of its benchmark and added securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. With inflation expectations extremely low, due to the decline in oil, the Fund has added a position in Treasury Inflation Protected Securities, which will benefit from oil stabilization along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on intermediate bond yields in the near term, leading to a muted total return outlook. However, the potential move upward should provide an opportunity to enhance the Fund’s yield over time.

Average Annual Total Returns as of December 31, 2015
	Johnson Institutional Core Bond Fund	Barclays Capital Aggregate Index
One Year	1.16%	0.55%
Five Years	3.86%	3.25%
Ten Years	5.30%	4.51%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund, and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 0.234%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON ENHANCED RETURN FUND
Performance Review – December 31, 2015

The total return for the Johnson Enhanced Return Fund for 2015 was 1.34% compared to 1.38% for the Standard & Poors (S&P) 500 Index.

Stocks grew in volatility as the year progressed and large cap stock indices experienced a market correction of 10% during the summer months – the first such correction in more than three years. This was the third longest stretch since 1950. The reason for this mid-year pullback in stocks was investors worry over the economic climate both in the US and abroad and about the potential impact from a change in Federal Reserve (Fed) monetary policy. In December, the Fed raised its target for short term interest rates by 25 basis points, but gave assurance that their intent was to only slowly increase yields in the quarters and even years ahead, paying strict attention to market reaction and economic signals. The pace of potential rate increases will be instrumental in our strategic positioning of the underlying bond portfolio used to enhance returns of the futures contracts.

Yields on short duration fixed income securities in the bond market generally rose during the year in anticipation of the Fed adjusting monetary policy. In addition, the yield spread on most credit securities increased. Both of these trends were a modest drag to results in the Fund which caused the modest underperformance. However, a relatively short portfolio duration stance and positive security selection in corporate bonds helped to offset this and resulted in good relative gross performance before the management fees. The Fund continues to have a yield advantage over the cost of carry in the futures contracts due to the upward sloping yield curve and relatively attractive corporate yield spreads. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into 2016, we continue to expect the Fed to slowly and modestly raise short term interest rates. The Fund is positioned defensively against this risk. The Fund has maintained a short duration stance in recent quarters and holds securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. With inflation expectations still low due to the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from the reflationary global Central Bank policies of recent years. Finally, we anticipate upward pressure on short and intermediate bond yields to develop over time, which should provide an opportunity to extend duration in the future and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of December 31, 2015
	Enhanced Return Fund	S&P 500 Index
One Year	1.34%	1.38%
Five Years	15.05%	12.57%
Ten Years	8.26%	7.31%

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund, and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. As of the Fund’s most recent prospectus dated May 1, 2015, the Fund’s total operating expense ratio was 0.36%. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Senior Usecured Notes, 6.150% Due 08/28/2017	1,000,000	$1,070,620
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	1,007,744
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	520,000	568,461
BB&T Corp. Subordinated Floating Rate Notes, 0.822% Due 09/13/2016**	1,480,000	1,476,743
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	819,000	862,377
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,129,992
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,900,000	1,902,194
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	1,500,000	1,506,684
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	385,000	411,627
Key Bank NA Senior Unsecured Notes, 1.700% Due 06/01/2018	1,100,000	1,092,299
Manufacturers and Traders Trust Co. Senior Unsecured Bank Notes, 0.527% Due 03/07/2016**	1,200,000	1,199,264
Manufacturers and Traders Trust Co. Subordinated Notes, 6.625% Due 12/04/2017	530,000	575,971
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,700,000	1,713,418
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,534,359
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	750,000	847,291
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,310,854
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	750,000	833,829
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	1,250,000	1,324,262

Fixed Income Securities	Face Value	Fair Value
Suntrust Banks Inc. Senior Unsecured Notes, 3.500% Due 01/20/2017	1,100,000	$1,118,986
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,623,000	1,662,122
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,437,000	1,438,838
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,407,476
24.1% – Total Finance		$25,995,411
Industrial
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,845,000	1,972,283
Becton Dickinson Senior Unsecured Notes, 2.675% Due 12/15/2019	80,000	80,436
Becton Dickinson Senior Unsecured Notes, 6.375% Due 08/01/2019	2,000,000	2,257,680
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	845,000	850,471
Burlington Northern Santa Fe Senior Unsecured Notes, 4.700% Due 10/01/2019	500,000	540,740
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	2,000,000	1,974,726
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,500,000	1,551,450
General Electric Capital Corp. Senior Unsecured Notes, 1.422% Due 04/15/2020**	1,000,000	1,000,341
General Electric Capital Corp. Senior Unsecured Notes, 1.512% Due 03/15/2023**	2,000,000	1,969,378
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	1,746,000	1,747,893
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,013,136
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,150,000	1,290,990
McDonald's Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,000,000	981,882

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	$1,079,161
Schlumberger Investment Senior Unsecured Notes, 1.950% Due 09/14/2016*	1,379,000	1,385,710
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,575,000	1,657,423
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	3,000,000	2,969,715
Verizon Communications Senior Unsecured Notes, 6.35% Due 04/01/2019	2,000,000	2,250,068
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	1,205,000	1,228,781
25.7% – Total Industrial		$27,802,264
Utilities
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,280,000	1,398,986
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	200,000	216,066
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,188,000	1,292,303
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	2,000,000	2,197,308
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,600,000	1,573,898
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	600,000	640,245
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	450,000	466,581
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,294,301
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 01/15/2016	810,000	811,079
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	2,023,000	2,120,579
11.1% – Total Utilities		$12,011,346

Fixed Income Securities	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,115,600	$4,107,669
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	3,552,605	3,531,744
United States Treasury Notes, 2.000% Due 04/30/2016	2,500,000	2,512,500
United States Treasury Notes, 3.250% Due 06/30/2016	4,500,000	4,558,361
United States Treasury Floating Rate Note, 0.127% Due 7/31/2017**	2,000,000	1,996,768
15.5% – Total United States Government Treasury Obligations		$16,707,042
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 10/15/2020	5,000,000	4,990,685
FHLMC Step-up Coupon Notes, 1.000% Due 11/23/2020**	1,000,000	998,457
FHLMC Step-up Coupon Notes, 0.875% Due 07/29/2020	3,000,000	3,000,423
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,010,000	1,003,779
FNMA Step-up Coupon Notes, 1.000% Due 11/27/2020**	3,000,000	2,998,122
12.0% – Total United States Government Agency Obligations		$12,991,466
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042**	766,743	791,975
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	962,244	1,042,195
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	1,005,964	1,032,583
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2041	788,883	795,463
FNMA 7/1 Hybrid ARM, 2.803% Due 12/01/2044**	1,133,787	1,162,466
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	696,417	748,236

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	967,211	$975,751
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	81,631	86,154
GNMA Pool 726475, 4.000% Due 11/15/2024	385,646	407,463
6.5% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$7,042,286
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	240,722
0.2% – Total Certificates of Deposit		$240,722
Taxable Municipal Bonds
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,124,530
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,435,777
2.4% – Total Taxable Municipal Bonds		$2,560,307
Total Fixed Income Securities 97.5%		$105,350,844
(Identified Cost $105,940,122)

Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 0.01%**	2,134,434	2,134,434
Total Cash Equivalents 2.0%		$2,134,434
(Identified Cost $2,134,434)
Total Portfolio Value 99.5%		$107,485,278
(Identified Cost $108,074,556)
Other Assets in Excess of Liabilities 0.5%		$592,599
Total Net Assets 100.0%		$108,077,877
*	144A Restricted Security. The total fair value of such securities as of December 31, 2015 was $2,784,696 and represented 2.58% of net assets.
-	Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318; price on December 31, 2015 was $100.4866.
-	Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389; price on December 31, 2015 was $100.4866.
-	Northern Natural Gas Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180; price on December 31, 2015 was $109.2958.
-	Northern Natural Gas Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80; price on December 31, 2015 was $109.2958.
-	Northern Natural Gas Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766; price on December 31, 2015 was $109.2958.
**	Variable Rate Security; the rate shown is as of December 31, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,460,000	$1,428,873
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	1,536,000	1,573,915
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	500,000	522,330
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,093,194
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,356,601
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	2,000,000	2,048,700
Huntington National Bank Senior Unsecured Notes, 2.600% Due 08/02/2018	1,420,000	1,421,640
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,600,000	1,591,590
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,047,313
Keycorp Senior Unsecured Notes, 5.100% Due 03/24/2021	500,000	546,474
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 3.500% Due 06/03/2024	1,500,000	1,486,371
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,534,359
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,694,581
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,073,197
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,515,000	1,522,780
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,001,279
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,246,000	1,238,826
Wells Fargo & Co. Subordinated Notes, 4.300% Due 07/22/2027	1,400,000	1,430,148
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	1,283,153
23.9% – Total Finance		$24,895,324

Fixed Income Securities	Face Value	Fair Value
Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	$1,017,217
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,603,482
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,500,000	1,512,606
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,386,300
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,500,000	1,451,463
General Electric Capital Corp. Senior Unsecured Notes, 1.422% Due 04/15/2020**	753,000	753,257
General Electric Capital Corp. Senior Unsecured Notes, 1.512% Due 03/15/2023**	2,230,000	2,195,856
Home Depot Senior Unsecured Notes, 2.625% Due 06/01/2022	910,000	909,049
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	997,370
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,261,652
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,234,860
McDonald's Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,200,000	1,178,258
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,079,161
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	500,000	555,750
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	251,928
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,068,386
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	526,166
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,092,270

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,500,000	$1,484,857
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/13/2055	1,782,000	1,547,134
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	704,892
22.9% – Total Industrial		$23,811,914
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	820,000	820,804
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	460,000	496,953
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	674,434
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,099,517
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	500,000	452,130
Enterprise Products Senior Unsecured Notes, 4.050% Due 02/15/2022	1,000,000	978,142
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	983,686
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	533,537
Georgia Power Co. Senior Unsecured Notes, 2.850% Due 05/15/2022	1,111,000	1,091,014
Mississippi Power Co. Senior Unsecured Notes, 5.550% Due 03/01/2019	275,000	291,529
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	609,996
National Rural Utilities Corp. Collateral Trust, 5.450% Due 02/01/2018	1,190,000	1,280,736
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,092,958

Fixed Income Securities	Face Value	Fair Value
Virginia Electric & Power Co. Senior Unsecured Notes, 2.950% Due 01/15/2022	415,000	$417,429
Williams Partners Senior Unsecured Notes, 4.875% Due 15/15/2023	1,500,000	1,215,998
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,074,749
12.6% – Total Utilities		$13,113,612
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	4,060,120	4,036,279
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	4,203,360	4,073,262
United States Treasury Notes, 2.000% Due 04/30/2016	4,000,000	4,020,000
United States Treasury Notes, 2.750% Due 11/15/2042	1,150,000	1,096,499
United States Treasury Notes, 3.000% Due 02/28/2017	2,000,000	2,048,438
14.6% – Total United States Government Treasury Obligations		$15,274,478
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 10/15/2020	2,500,000	2,495,343
FHLMC Step-up Coupon Notes, 1.000% Due 11/23/2020**	2,500,000	2,496,143
FHLMC Step-up Coupon Notes, 0.875% Due 07/29/2020	2,500,000	2,500,353
FNMA Step-up Coupon Notes, 1.000% Due 11/27/2020**	2,500,000	2,498,435
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	904,548
10.4% – Total United States Government Agency Obligations		$10,894,822
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042**	821,510	848,544
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	832,194	879,108
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	244,561	267,129

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,229,905	$1,287,932
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	321,993	324,679
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	382,546	425,157
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.272% Due 12/01/2041**	564,683	585,013
FNMA 7/1 Hybrid ARM, 2.803% Due 12/01/2044	1,164,549	1,194,006
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	507,984	537,720
6.1% – Total United States Government Agency Obligations – Mortgage Backed Securities		$6,349,288
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	242,149
0.2% – Total Certificates of Deposit		$242,149
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	802,147
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,174,200
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,045,410
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	334,515
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,583,379

Fixed Income Securities	Face Value	Fair Value
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	$1,348,006
6.0% – Total Taxable Municipal Bonds		$6,287,657
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	543,270
0.5% – Non-Total Taxable Municipal Bonds		$543,270
Total Fixed Income Securities 97.2%		$101,412,514
(Identified Cost $101,543,218)
Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	52,390	1,293,509
Total Preferred Stocks 1.2%		$1,293,509
(Identified Cost $1,248,635)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	1,101,957	1,101,957
Total Cash Equivalents 1.1%		$1,101,957
(Identified Cost $1,101,957)
Total Portfolio Value 99.5%		$103,807,980
(Identified Cost $103,893,810)
Other Assets in Excess of Liabilities 0.5%		$551,943
Total Net Assets 100%		$104,359,923
*	144A Restricted Security. The total fair value of such securities as of December 31, 2015 was $1,092,958 and represented 1.05% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2015 was $109.2958.
**	Variable Rate Security; the rate shown is as of December 31, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,300,000	$1,272,284
AON Corp. Senior Unsecured Notes, 4.000% Due 11/27/2023	1,000,000	1,024,684
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,093,194
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,160,165
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	1,250,000	1,280,438
Huntington National Bank Senior Unsecured Notes, 1.375% Due 04/24/2017	1,300,000	1,292,152
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,300,000	1,293,167
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,047,313
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,280,024
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,339,000	1,369,671
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,129,721
PNC Financial Services Subordinated Notes, 3.900% Due 04/29/2024	500,000	511,960
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,250,275
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,640,000	1,630,557
Wells Fargo & Company Subordinated Notes, 5.606% Due 01/15/2044	1,800,000	1,999,618
21.4% – Total Finance		$18,635,223
Industrial
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,603,482
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,400,000	1,411,766

Fixed Income Securities	Face Value	Fair Value
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	$1,022,051
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,502,706
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,503,432
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.512% Due 03/15/2023**	2,000,000	1,969,378
Johnson Controls Inc. Senior Unsecured Notes, 3.625% Due 07/02/2024	625,000	603,358
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	856,327
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,261,652
Kroger Co. Senior Unsecured Notes, 3.400% Due 04/15/2022	385,000	390,035
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,122,600
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,079,161
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,194,779
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	610,353
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,570,000	1,554,151
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/13/2055	1,532,000	1,330,084
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	1,500,000	2,114,678
24.3% – Total Industrial		$21,129,993
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	715,701
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,405,000	1,270,484

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	$491,843
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	533,538
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	448,603
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	837,780
Williams Partners Senior Unsecured Notes, 4.875% Due 15/15/2023	1,465,000	1,187,624
Northern Natural Gas Co. Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,092,958
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,074,749
8.8% – Total Utilities		$7,653,280
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	3,045,090	3,027,209
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	3,152,520	3,054,946
United States Treasury Notes, 2.750% Due 08/15/2042	3,500,000	3,345,370
United States Treasury Notes, 2.750% Due 11/15/2042	3,500,000	3,337,170
14.7% – Total United States Government Treasury Obligations		$12,764,695
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 11/25/2020**	1,000,000	999,242
FNMA Step-up Coupon Notes, 1.000% Due 11/27/2020**	4,000,000	3,997,496
5.8% – Total United States Government Agency Obligations		4,996,738

Fixed Income Securities	Face Value	Fair Value
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042**	821,510	$848,544
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	213,991	233,738
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	20,423	20,818
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,229,905	1,287,932
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2041	643,987	649,358
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	351,040	379,103
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	864,886	961,225
FHLMC Gold Partner Certificate Pool G13596, 4.000% Due 07/01/2024	2,274,185	2,401,344
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041**	564,683	585,013
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	425,943	457,636
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,353,779	1,392,479
FNMA CMO Series 2014-21 Class PA, 3.500% Due 02/25/2043	731,942	768,045
FNMA Partner Certificate Pool 889050, 6.000% Due 05/01/2037	611,582	693,189
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	348,490	392,064

The accompanying notes are an integral part of these financial statements.

14

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	507,984	$537,720
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	6,049	6,145
13.4% – Total United States Government Agency Obligations – Mortgage Backed Securities		$11,614,353
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	242,149
0.3% – Total Certificates of Deposit		$242,149
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	829,808
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,095,947
Miami University Ohio General Receipts Revenue – Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,080,310
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	543,270
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	1,005,404
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	950,343
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	1,068,160
8.7% – Total Taxable Municipal Bonds		$7,573,242
Total Fixed Income Securities 97.4%		$84,609,673
(Identified Cost $83,974,697)

Preferred Stocks	Shares	Fair Value
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	54,000	$1,333,260
Total Preferred Stocks 1.6%		$1,333,260
(Identified Cost $1,298,315)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	452,107	452,107
Total Cash Equivalents 0.5%		$452,107
(Identified Cost $452,107)
Total Portfolio Value 99.5%		$86,395,040
(Identified Cost $85,725,119)
Other Assets in Excess of Liabilities 0.5%		$500,462
Total Net Assets 100.0%		$86,895,502
*	144A Restricted Security. The total fair value of such securities as of December 31, 2015 was $1,092,958 and represented 1.26% of net assets.
-	Northern Natural Gas Co. Bond was purchased on October 12, 2012, for $1,223,180; price on December 31, 2015 was $109.2958.
**	Variable Rate Security; the rate shown is as of December 31, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds
Finance
Ace Ina Holdings Senior Unsecured Notes, 5.900% Due 06/15/2019	525,000	$587,311
American Express Bank Senior Unsecured Notes, 6.000% Due 09/13/2017	1,925,000	2,061,946
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	1,007,744
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,383,000	1,441,566
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,585,028
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,036,690
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,500,000	1,501,732
JPMorgan Chase & Co. Senior Unsecured Notes, 2.750% Due 06/23/2020	2,000,000	2,008,912
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,860,000	1,872,678
Manufacturers and Traders Trust Co. Senior Unsecured Bank Floating Rate Notes, 0.5416% Due 03/07/2016**	1,500,000	1,499,080
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,685,000	1,698,300
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,000,000	2,045,812
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,048,683
PNC Funding Corporation Guaranteed Notes, 5.125% Due 02/01/2017	789,000	820,265
Suntrust Banks Inc. Senior Unsecured Notes, 3.500% Due 01/20/2017	1,200,000	1,220,712
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,001,279
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,435,000	1,449,495
24.4% – Total Finance		$23,887,233

Fixed Income Securities	Face Value	Fair Value
Industrial
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	$1,603,482
Becton Dickinson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,389,000	1,395,984
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	905,828
CR Bard Inc. Senior Unsecured Notes, 1.375% Due 01/15/2018	1,330,000	1,313,193
Eaton Corp. Senior Unsecured Notes, 5.600% Due 05/15/2018	1,000,000	1,080,989
Eaton Electric Holdings Senior Unsecured Notes, 3.875% Due 12/15/2020	1,025,000	1,060,158
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 0.6205% Due 05/13/2024**	1,100,000	1,040,677
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.422% Due 04/15/2020**	1,175,000	1,175,401
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.3205% Due 04/15/2023**	1,000,000	986,980
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	1,560,000	1,668,916
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,500,000	1,519,704
Kroger Co. Senior Unsecured Notes, 1.200% Due 10/17/2016	500,000	499,007
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,073,819
McDonald's Corp. Senior Unsecured Notes, 6.400% Due 05/26/2020	1,745,000	1,713,384
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,564,000	1,687,808
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	1,026,444

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	$1,004,623
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	2,000,000	1,979,810
Verizon Communications Senior Unsecured Notes, 2.500% Due 09/15/2016	686,000	691,353
Verizon Wireless Senior Unsecured Notes, 1.350% Due 06/09/2017	1,000,000	997,113
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	500,000	509,867
25.5% – Total Industrials		$24,934,540
Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,176,153
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,080,332
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,417,000	1,541,408
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	1,500,000	1,647,981
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,425,000	1,401,753
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	480,000	512,196
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	825,000	870,818
Virginia Electric & PowerCo. Senior Unsecured notes, 5.400% Due 04/30/2018	1,000,000	1,081,102
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,695,000	1,776,758
11.3% – Total Utilities		$11,088,501
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,115,600	4,107,669

Fixed Income Securities	Face Value	Fair Value
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	2,537,575	$2,522,674
United States Treasury Floating Rate Note, 0.127% Due 07/31/2017**	4,000,000	3,993,536
United States Treasury Note, 0.500% Due 07/31/2016	2,000,000	1,998,672
United States Treasury Note, 4.625% Due 11/15/2016	1,000,000	1,032,773
13.9% – Total United States Government Treasury Obligations		$13,655,324
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 0.875% Due 07/29/2020	2,000,000	2,000,282
FHLMC Step-up Coupon Notes, 1.000% Due 06/18/2020	1,918,000	1,918,934
FHLMC Step-up Coupon Notes, 1.000% Due 11/23/2020**	1,500,000	1,497,685
FHLMC Step-up Coupon Notes, 1.000% Due 11/25/2020**	1,000,000	999,242
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019**	1,095,000	1,088,256
7.7% – Total United States Government Agency Obligations		$7,504,399
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	261,547	276,291
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041**	564,683	585,013
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,645,509	1,689,507
FNMA CMO Pool 833200, 5.500% Due 09/01/2035	893,493	1,009,111
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,450,817	1,463,627
GNMA Pool 726475, 4.000% Due 11/15/2024	385,646	407,463
GNMA Pool 728920, 4.000% Due 12/15/2024	602,660	639,844
6.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$6,070,856

The accompanying notes are an integral part of these financial statements.

17

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of December 31, 2015

Fixed Income Securities	Face Value	Fair Value
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	$240,722
0.2% – Total Certificates of Deposit		$240,722
Taxable Municipal Bonds
Columbus – Franklin County OH Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	1,500,000	1,512,465
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	1,013,090
2.6% – Total Municipal Bonds		$2,525,555
Total Fixed Income Securities 91.8%		$89,907,130
(Identified Cost $90,478,790)

Cash & Cash Equivalents	Shares	Fair Value
First American Government Obligation Fund, Class Z, 0.01%**	3,465,933	$3,465,933
Total Cash Equivalents 3.5%		$3,465,933
(Identified Cost $3,465,933)
Total Portfolio Value 95.3%		$93,373,063
(Identified Cost $93,944,723)
Other Assets in Excess of Liabilities 4.7%		$4,578,826
Total Net Assets 100.0%		$97,951,889
Futures Contracts	Long Contracts	Unrealized Appreciation
E-mini Standard & Poor's 500 expiring March 2016 (50 units per contract)	950	$949,050
(Notional Value of $97,087,150)
**	Variable Rate Security; the rate shown is as of December 31, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$107,485,278	$103,807,980	$86,395,040	$93,373,063
Due from Broker	—	—	—	4,807,000
Interest Receivable	779,571	787,834	725,631	713,064
Fund Shares Sold Receivable	11,066	10,734	6,845	—
Receivable for CMO Paydowns	1,759	1,885	1,885	—
Total Assets	$108,277,674	$104,608,433	$87,129,401	$98,893,127
Liabilities:
Accrued Management Fee	$21,545	$20,942	$17,688	$29,238
Payable for Variation Margin on Futures Contracts	—	—	—	912,000
Other Payables	104	111	111	—
Fund Shares Redeemed Payable	178,148	227,457	216,100	—
Total Liabilities	$199,797	$248,510	$233,899	$941,238
Net Assets	$108,077,877	$104,359,923	$86,895,502	$97,951,889
Net Assets Consist of:
Paid in Capital	$108,745,883	$104,558,669	$86,225,581	$99,974,000
Accumulated Net Investment Income	—	—	—	—
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	(78,728)	(112,916)	—	(2,399,980)
Net Unrealized Gain (Loss) on Investments	(589,278)	(85,830)	669,921	(571,181)
Net Unrealized Gain on Futures Contracts	—	—	—	949,050
Net Assets	$108,077,877	$104,359,923	$86,895,502	$97,951,889
Shares Outstanding (Unlimited Amount Authorized)	7,224,651	6,770,296	5,558,046	6,458,943
Offering, Redemption and Net Asset Value Per Share	$14.96	$15.41	$15.63	$15.17
*Identified Cost of Investment Securities	$108,074,556	$103,893,810	$85,725,119	$93,944,723

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Year Ended 12/31/2015	Year Ended 12/31/2015	Year Ended 12/31/2015	Year Ended 12/31/2015
Investment Income:
Interest	$1,374,002	$2,208,135	$2,126,635	$1,230,938
Dividends	—	65,274	66,300	—
Total Investment Income	$1,374,002	$2,273,409	$2,192,935	$1,230,938
Expenses:
Gross Management Fee	$299,984	$288,600	$244,045	$343,195
Management Fee Waiver (Note #4)	(65,623)	(63,308)	(53,090)	—
Net Expenses	$234,361	$225,292	$190,955	$343,195
Net Investment Income	$1,139,641	$2,048,117	$2,001,980	$887,743
Realized and Unrealized Gains/(Losses):
Net Realized Gain (Loss) from Security Transactions	$39,757	$(36,384)	$792,497	$(25,227)
Net Realized Gain from Futures Contracts	—	—	—	2,580,724
Net Change in Unrealized Gain (Loss) on Investments	(627,051)	(1,342,550)	(1,919,456)	(404,105)
Net Change in Unrealized Gain on Futures Contracts	—	—	—	(1,727,628)
Net Gain/(Loss) on Investments	$(587,294)	$(1,378,934)	$(1,126,959)	$423,764
Net Change in Net Assets from Operations	$552,347	$669,183	$875,021	$1,311,507

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS
December 31, 2015

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014	Year Ended 12/31/2015	Year Ended 12/31/2014
Operations:
Net Investment Income	$1,139,641	$960,216	$2,048,117	$1,849,631	$2,001,980	$1,875,165	$887,743	$859,082
Net Realized Gain (Loss) from Security Transactions	39,757	113,252	(36,384)	405,231	792,497	399,051	(25,227)	175,593
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	2,580,724	11,859,773
Net Change in Unrealized Gain (Loss) Investments	(627,051)	(2,284)	(1,342,550)	1,011,606	(1,919,456)	2,558,697	(404,105)	28,997
Net Change in Unrealized Gain on Futures Contracts	—	—	—	—	—	—	(1,727,628)	(413,923)
Net Change in Net Assets from Operations	$552,347	$1,071,184	$669,183	$3,266,468	$875,021	$4,832,913	$1,311,507	$12,509,522
Distributions to Shareholders:
Net Investment Income	$(1,289,701)	$(1,041,893)	$(2,124,925)	$(1,953,115)	$(2,157,724)	$(2,019,383)	$(1,033,730)	$(895,771)
Return of Capital	(11,931)	—	(9,596)	—	(12,314)	—	(14,030)	—
Net Realized Gain from Security Transactions	—	—	—	(301,471)	(636,753)	(255,270)	(4,269,751)	(13,914,437)
Net Change in Net Assets from Distributions	$(1,301,632)	$(1,041,893)	$(2,134,521)	$(2,254,586)	$(2,806,791)	$(2,274,653)	$(5,317,511)	$(14,810,208)
Capital Share Transactions:
Proceeds From Sale of Shares	$45,463,374	$21,670,719	$36,414,364	$15,221,692	$24,627,392	$17,441,295	$7,083,579	$6,351,847
Net Asset Value of Shares Issued on Reinvestment of Distributions	134,461	143,560	118,872	147,780	22,023	29,539	5,315,623	14,810,208
Cost of Shares Redeemed	(15,038,393)	(17,685,786)	(10,347,648)	(12,857,739)	(10,639,496)	(16,515,507)	(7,591,404)	(5,637,871)
Net Change in Net Assets from Capital Share Transactions	$30,559,442	$4,128,493	$26,185,588	$2,511,733	$14,009,919	$955,327	$4,807,798	$15,524,184
Net Change in Net Assets	$29,810,157	$4,157,784	$24,720,250	$3,523,615	$12,078,149	$3,513,587	$801,794	$13,223,498
Net Assets at Beginning of Year	$78,267,720	$74,109,936	$79,639,673	$76,116,058	$74,817,353	$71,303,766	$97,150,095	$83,926,597
Net Assets at End of Year	$108,077,877	$78,267,720	$104,359,923	$79,639,673	$86,895,502	$74,817,353	$97,951,889	$97,150,095
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$—	$13,801	$—	$—	$—	$—	$—	$23,877

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.05	$15.03	$15.27	$15.27	$15.27
Operations:
Net Investment Income	0.17	0.18	0.25	0.32	0.36
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.07)	0.04	(0.22)	0.04	0.03
Total Operations	$0.10	$0.22	$0.03	$0.36	$0.39
Distributions:
Net Investment Income	(0.19)	(0.20)	(0.25)	(0.32)	(0.37)
Return of Capital	0.00 (a)	—	—	—	—
Net Realized Capital Gains	—	—	(0.02)	(0.04)	(0.02)
Total Distributions	$(0.19)	$(0.20)	$(0.27)	$(0.36)	$(0.39)
Net Asset Value at End of Period	$14.96	$15.05	$15.03	$15.27	$15.27
Total Return(b)	0.67%	1.44%	0.16%	2.35%	2.56%
Net Assets End of Period (Millions)	$108.08	$78.27	$74.11	$70.08	$67.44
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.23%	0.24%	0.24%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.07%	1.14%	1.57%	2.02%	2.33%
Average Net Assets after Waiver	1.14%	1.20%	1.63%	2.06%	2.36%
Portfolio Turnover Rate	42.30%	42.41%	56.49%	43.98%	37.61%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2015, 2014, 2013, 2012, and 2011, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.23%, 0.24%, 0.24%, 0.26%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2016. (Note #4)

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.61	$15.40	$16.24	$16.06	$15.86
Operations:
Net Investment Income	0.33	0.37	0.45	0.52	0.56
Net Gains on Securities (Realized and Unrealized)	(0.19)	0.29	(0.56)	0.22	0.33
Total Operations	$0.14	$0.66	$(0.11)	$0.74	$0.89
Distributions:
Net Investment Income	(0.34)	(0.39)	(0.45)	(0.52)	(0.57)
Return of Capital	0.00 (a)	—	—	—	—
Net Realized Capital Gains	—	(0.06)	(0.28)	(0.04)	(0.12)
Total Distributions	$(0.34)	$(0.45)	$(0.73)	$(0.56)	$(0.69)
Net Asset Value at End of Period	$15.41	$15.61	$15.40	$16.24	$16.06
Total Return(b)	0.90%	4.31%	(0.68)%	4.70%	5.66%
Net Assets End of Period (Millions)	$104.36	$79.64	$76.12	$73.63	$68.04
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.23%	0.24%	0.24%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.06%	2.30%	2.79%	3.05%	3.45%
Average Net Assets after Waiver	2.13%	2.36%	2.85%	3.09%	3.48%
Portfolio Turnover Rate	32.75%	34.31%	55.78%	21.08%	26.91%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2015, 2014, 2013, 2012, and 2011, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.23%, 0.24%, 0.24%, 0.26%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2016. (Note #4)

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.98	$15.43	$16.52	$16.54	$16.03
Operations:
Net Investment Income	0.39	0.40	0.49	0.56	0.64
Net Gains on Securities (Realized and Unrealized)	(0.21)	0.63	(0.80)	0.26	0.70
Total Operations	$0.18	$1.03	$(0.31)	$0.82	$1.34
Distributions:
Net Investment Income	(0.42)	(0.43)	(0.49)	(0.56)	(0.67)
Return of Capital	0.00 (a)	—	—	—	—
Net Realized Capital Gains	(0.11)	(0.05)	(0.29)	(0.28)	(0.16)
Total Distributions	$(0.53)	$(0.48)	$(0.78)	$(0.84)	$(0.83)
Net Asset Value at End of Period	$15.63	$15.98	$15.43	$16.52	$16.54
Total Return(b)	1.16%	6.79%	(1.87)%	5.05%	8.51%
Net Assets End of Period (Millions)	$86.90	$74.82	$71.30	$73.55	$60.57
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.23%	0.24%	0.24%	0.26%	0.27%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.39%	2.46%	2.99%	3.19%	3.87%
Average Net Assets after Waiver	2.46%	2.52%	3.04%	3.23%	3.90%
Portfolio Turnover Rate	29.51%	28.30%	67.39%	23.33%	20.08%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	In 2015, 2014, 2013, 2012, and 2011, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.23%, 0.24%, 0.24%, 0.26%, and 0.27%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2016. (Note #4)

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Year Ended December 31
	2015	2014	2013	2012	2011
Net Asset Value Beginning of Period	$15.82	$16.27	$15.50	$13.43	$13.30
Operations:
Net Investment Income	0.15	0.16	0.24	0.23	0.29
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	0.07	2.21	4.58	2.24	0.13
Total Operations	$0.22	$2.37	$4.82	$2.47	$0.42
Distributions:
Net Investment Income	(0.17)	(0.17)	(0.24)	(0.23)	(0.29)
Return of Capital	0.00 (a)	—	—	—	—
Net Realized Capital Gains	(0.70)	(2.65)	(3.81)	(0.17)	—
Total Distributions	$(0.87)	$(2.82)	$(4.05)	$(0.40)	$(0.29)
Net Asset Value at End of Period	$15.17	$15.82	$16.27	$15.50	$13.43
Total Return(b)	1.34%	14.42%	31.31%	18.43%	3.16%
Net Assets End of Period (Millions)	$97.95	$97.15	$83.93	$65.19	$51.13
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.35%	0.35%	0.67%	1.00%	1.00%
Average Net Assets after Waiver	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.91%	0.93%	1.00%	0.85%	1.48%
Average Net Assets after Waiver	0.91%	0.93%	1.32%	1.50%	2.13%
Portfolio Turnover Rate	57.75%	56.32%	33.09%	49.63%	68.09%

(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)

The accompanying notes are an integral part of these financial statements.

25

JOHNSON MUTUAL FUNDS

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

1)     Organization

The Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund (the “Bond Funds,”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)     Summary of Significant Accounting Policies

Basis of Accounting:

The financial statements are prepared in accordance with accounting principles generally accepted in the United State of America (GAAP). The Funds are investment companies and accordingly follow the investment company guidance of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the year ended December 31, 2015 was $97,105,852. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Gains on futures contracts, as of December 31, 2015, is presented separately within the components of next assets on the Statements of Assets and Liabilities. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of December 31, 2015, Due from Broker includes cash held as collateral in the amount of $4,807,000, and is restricted from withdrawal. Net variation margin payable on futures contracts as of December 31, 2015 was $912,000.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of December 31, 2015, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. The Fund has no master netting agreements in place as of December 31, 2015.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

26

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

2)     Summary of Significant Accounting Policies, continued

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of all open tax years ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

For the year ended December 31, 2015, the Funds made the following reclassifications to increase (decrease) the components of the net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Short Duration Bond Fund	$(11,931)	$148,190	$(136,259)
Intermediate Bond Fund	(9,596)	86,404	(76,808)
Core Bond Fund	(12,314)	163,583	(151,269)
Enhanced Return Fund	(14,031)	133,433	(119,402)

3)     Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

27

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

GAAP establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

28

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2015:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$25,995,411	$—	$25,995,411
Industrial	—	27,802,264	—	27,802,264
Utilities	—	12,011,346	—	12,011,346
U.S. Treasury Obligations	—	16,707,042	—	16,707,042
U.S. Agency Obligations	—	12,991,466	—	12,991,466
U.S. Agency Obligations – Mortgage-Backed	—	7,042,286	—	7,042,286
Certificates of Deposit	—	240,722	—	240,722
Taxable Municipal Bonds	—	2,560,307	—	2,560,307
Cash Equivalents	2,134,434	—	—	2,134,434
Total	$2,134,434	$105,350,844	$—	$107,485,278

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$24,895,324	$—	$24,895,324
Industrial	—	23,811,914	—	23,811,914
Utilities	—	13,113,612	—	13,113,612
U.S. Treasury Obligations	—	15,274,478	—	15,274,478
U.S. Agency Obligations	—	10,894,822	—	10,894,822
U.S. Agency Obligations – Mortgage-Backed	—	6,349,288	—	6,349,288
Certificates of Deposit	—	242,149	—	242,149
Taxable Municipal Bonds	—	6,287,657	—	6,287,657
Non-Taxable Municipal Bonds	—	543,270	—	543,270
Preferred Stocks	1,293,509	—	—	1,293,509
Cash Equivalents	1,101,957	—	—	1,101,957
Total	$2,395,466	$101,412,514	$—	$103,807,980

29

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

3)     Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$18,635,223	$—	$18,635,223
Industrial	—	21,129,993	—	21,129,993
Utilities	—	7,653,280	—	7,653,280
U.S. Treasury Obligations	—	12,764,695	—	12,764,695
U.S. Agency Obligations	—	4,996,738	—	4,996,738
U.S. Agency Obligations – Mortgage-Backed	—	11,614,353	—	11,614,353
Certificates of Deposit	—	242,149	—	242,149
Taxable Municipal Bonds	—	7,573,242	—	7,573,242
Preferred Stocks	1,333,260	—	—	1,333,260
Cash Equivalents	452,107	—	—	452,107
Total	$1,785,367	$84,609,673	$—	$86,395,040

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$23,887,233	$—	$23,887,233
Industrial	—	24,934,540	—	24,934,540
Utilities	—	11,088,501	—	11,088,501
U.S. Treasury Obligations	—	13,655,324	—	13,655,324
U.S. Agency Obligations	—	7,504,399	—	7,504,399
U.S. Agency Obligations – Mortgage-Backed	—	6,070,856	—	6,070,856
Certificates of Deposit	—	240,722	—	240,722
Taxable Municipal Bonds	—	2,525,555	—	2,525,555
Cash Equivalents	3,465,933	—	—	3,465,933
Sub-Total	$3,465,933	$89,907,130	$—	$93,373,063
Other Financial Instruments*	949,050	—	—	949,050
Total	$4,414,983	$89,907,130	$—	$94,322,113

*	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the year ended December 31, 2015, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund's average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the year ended December 31, 2015 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.234%. This is a change from the fee for the prior period (May 1, 2014 to April 30, 2015) of 0.236%. The Adviser has the right to remove this fee waiver any time after April 30, 2016.

30

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

4)    Investment Advisory Agreement, continued

As of December 31, 2015, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.066%	0.234%	$234,361	$65,623	$21,545
Intermediate Bond Fund	0.30%	0.066%	0.234%	225,292	63,308	20,942
Core Bond Fund	0.30%	0.066%	0.234%	190,955	53,090	17,688
Enhanced Return Fund	0.35%	—	0.35%	343,195	—	29,238

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $40,000 for the year ended December 31, 2015, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2015, Covie and Company owned in aggregate 66.06% of the Short Duration Bond Fund, 73.54% of the Intermediate Bond Fund, and 86.02% of the Core Bond Fund. At December 31, 2015, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 81.74% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency and administration services to the Funds. Fund accounting services are provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$55,550,691	$36,558,212	$10,383,917	$3,379,642
Intermediate Bond Fund	47,082,213	27,914,272	9,085,224	2,221,860
Core Bond Fund	31,426,301	17,470,293	8,824,412	5,979,423
Enhanced Return Fund	37,520,318	34,188,901	14,560,196	15,504,271

31

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

7)    Capital Share Transactions

As of December 31, 2015, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Short Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund		Enhanced Return Fund
	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014	Year ended 12/31/2015	Year ended 12/31/2014
Shares Sold to Investors	3,012,855	1,433,478	2,324,335	972,202	1,542,013	1,099,637	442,597	379,135
Shares Issued on Reinvestment of Dividends	8,939	9,504	7,629	9,447	1,396	1,846	347,143	922,154
Subtotal	3,021,794	1,442,982	2,331,964	981,649	1,543,409	1,101,483	789,740	1,301,289
Shares Redeemed	(999,272)	(1,170,297)	(664,012)	(821,245)	(666,187)	(1,041,427)	(470,652)	(318,222)
Net Increase During Period	2,022,522	272,685	1,667,952	160,404	877,222	60,056	319,088	983,067
Shares Outstanding:
Beginning of Year	5,202,129	4,929,444	5,102,344	4,941,940	4,680,824	4,620,768	6,139,855	5,156,788
End of Period	7,224,651	5,202,129	6,770,296	5,102,344	5,558,046	4,680,824	6,458,943	6,139,855

8)    Security Transactions

For Federal income tax purposes, the cost of investment securities owned on December 31, 2015 and the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$108,074,556	$137,154	$(726,432)	$(589,278)
Intermediate Bond Fund	103,893,810	1,138,510	(1,224,340)	(85,830)
Core Bond Fund	85,725,119	1,816,798	(1,146,877)	669,921
Enhanced Return Fund	93,949,245	111,177	(682,358)	(571,181)

9)     Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

32

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2015

10)     Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2014	1,041,893	—	—	—	1,041,893
	2015	1,271,927	—	17,774	11,931	1,301,632
Intermediate Bond Fund	2014	1,910,080	301,471	43,035	—	2,254,586
	2015	2,124,649	241	35	9,596	2,134,521
Core Bond Fund	2014	2,019,383	171,918	83,035	437	2,274,653
	2015	2,157,724	441,659	195,094	12,314	2,806,791
Enhanced Return Fund	2014	895,771	8,348,667	5,565,770	—	14,810,208
	2015	1,033,730	2,529,054	1,740,697	14,030	5,317,511

* Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.

As of December 31, 2015, the Enhanced Return Fund deferred post-October capital losses in the amount of $1,450,930.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover	Unrealized Appreciation (Depreciation)	Post-October Capital Loss	Total Distributable Income on a Tax Basis
Short Duration Bond Fund	$—	$(7,085)	$(71,643)	$(589,278)	$—	$(668,006)
Intermediate Bond Fund	—	(11,719)	(101,197)	(85,830)	—	(198,746)
Core Bond Fund	—	—	—	669,921	—	669,921
Enhanced Return Fund	—	—	—	(571,181)	(1,450,930)	(2,022,111)

DISCLOSURE OF EXPENSES (Unaudited)
December 31, 2015

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on June 30, 2015 and held through December 31, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds' shareholder reports.

	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period* July 1, 2015 – December 31, 2015
Institutional Short Duration Bond Fund
Actual	$1,000.00	$992.70	$1.18
Hypothetical	$1,000.00	$1,024.03	$1.21
Institutional Intermediate Bond Fund
Actual	$1,000.00	$991.63	$1.17
Hypothetical	$1,000.00	$1,024.03	$1.21
Institutional Core Bond Fund
Actual	$1,000.00	$984.26	$1.17
Hypothetical	$1,000.00	$1,024.03	$1.21
Enhanced Return Fund
Actual	$1,000.00	$949,31	$1.72
Hypothetical	$1,000.00	$1,023.44	$1.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For the Institutional Bond Funds, the expense ratio (after waiver) is 0.234%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

34

ADDITIONAL INFORMATION
December 31, 2015

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati, OH 45247

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board Trustees of
Johnson Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Johnson Institutional Short Duration Bond Fund (formerly known as JIC Institutional Bond Fund I), Johnson Institutional Intermediate Bond Fund (formerly known as JIC Institutional Bond Fund II), Johnson Institutional Core Bond Fund (formerly known as JIC Institutional Bond Fund III), and Johnson Enhanced Return Fund (the “Funds”), each a series of Johnson Mutual Funds Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Funds’ custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 29, 2016

36

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Interested Trustee
Timothy E. Johnson (73) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (73) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (73) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (50) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Executive Officer since May 2015, Chief Financial Officer September 2010 to May 2015 for Christian Community Health Services.	11	None
Dr. Jeri B. Ricketts (58) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

37

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Current Position Held with Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number of Portfolios Overseen	Other Directorships Held During the Past Five Years
Officers
Jason O. Jackman (45) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (57) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (44) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

38

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)            Amendments: During the period covered by the report, the code of ethics was not amended.

(d)            Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Not applicable.

(f)            The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds

3777 West Fork Road

Cincinnati OH 45247

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that that the registrant does not have an audit committee financial expert serving on its Audit Committee as defined by the SEC. The board determined that, although none of the Audit Committee members meet the technical definition of an audit committee financial expert as defined by the SEC, the members have sufficient financial expertise to address any issues that are likely to come before the committee. It was the consensus of the Trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if an issue ever arises, the committee will consider hiring an expert to assist as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2014	$ 68,000.00
FY 2015	$ 68,000.00

(b)	Audit-Related Fees

	Registrant	Adviser

FY 2014	$ 5,600.00	$ 9,500.00
FY 2015	$ 5,600.00	$ 9,500.00

(c)	Tax Fees

	Registrant	Adviser

FY 2014	$ 23,250.00	$ 0.00
FY 2015	$ 23,250.00	$ 0.00

Nature of the services: The auditor completed the annual tax returns.

(d)	All Other Fees

	Registrant	Adviser

FY 2014	$ 0.00	$ 0.00
FY 2015	$ 0.00	$ 0.00

(e)	(1)	Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. All non-audit services provided to the Trust or the Adviser by the Trust’s principal accountant are specifically approved in advance on a case-by-case basis by the Board’s audit committee.

(2)	Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All non-audit services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.

(f)            During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2014	$ 23,250.00	$ 0.00
FY 2015	$ 23,250.00	$ 0.00

(h) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of February 18, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Rule 30a-2(b) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Jason O. Jackman

Jason O. Jackman, President

Date March 10, 2016

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date March 10, 2016